SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the registrant(s)          / X /

Filed by a party other than the registrant / /

Check the appropriate box:

/ /     Preliminary proxy statement

/X/     Definitive proxy statement

/ /     Definitive additional materials

/ /     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER QUEST FOR VALUE FUNDS

OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

OPPENHEIMER RISING DIVIDENDS FUND, INC.

ROCHESTER FUND MUNICIPALS

ROCHESTER PORTFOLIO SERIES

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(Name of Registrant(s) as Specified in Its Charter)

SAME AS ABOVE

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(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ X /     No Fee Requred

/ /     Fee Computed on table below per Exchange Act Rules 14a

-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4)     Proposed maximum aggregate value of transaction:

/ /     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, schedule or registration statement no.:

(3)     Filing Party:

(4)     Date Filed:

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LIMITED TERM NEW YORK MUNICIPAL FUND

OPPENHEIMER QUEST BALANCED FUND

OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
OPPENHEIMER RISING DIVIDENDS FUND, INC.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND

ROCHESTER FUND MUNICIPALS

Notice of Joint Special Meeting of Shareholders

to be held on May 21, 2009

The Oppenheimer funds listed above (each a “Fund” and collectively, the “Funds”) will hold a joint Special Meeting of shareholders on May 21, 2009 at 1:00 p.m., Mountain Time, as may be adjourned from time-to-time at the Funds’ offices at 6803 South Tucson Way, Centennial, Colorado 80112 (the “Meeting”).

Shareholders will be asked to vote on the following proposals:

PROPOSAL 1: To elect eleven Trustees for the Funds (All Funds).

PROPOSAL 2: For the following two Funds, to approve an agreement and plan of reorganization (“Reorganization Agreement”) which will change each Fund’s domicile and form of organization from a Maryland corporation to a Massachusetts business trust:

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Rising Dividends Fund, Inc.

PROPOSAL 3(a): For the following five Funds, generally to approve a common Amended and Restated Agreement and Declaration of Trust:

Limited Term New York Municipal Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Quest Balanced Fund	Rochester Fund Municipals
Oppenheimer Quest Opportunity Value Fund

PROPOSAL 3(b) (Only if Proposal 3(a) is not approved): For the following three Funds, to approve an amendment to the Funds’ combined Agreement and Declaration of Trust to permit the Trustees to establish the number of Trustees serving on the Board of Trustees:

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund
Oppenheimer Small- & Mid- Cap Value Fund

Any shareholder who owned shares of a Fund at the close of business on February 24, 2009 (the “Record Date”) will receive notice of the Meeting and be entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Please read the full text of the enclosed Proxy Statement for a complete understanding of the proposals.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY

Dated: March 16, 2009

By Order of the Board of Trustees/Directors

Robert G. Zack, Secretary

1

LIMITED TERM NEW YORK MUNICIPAL FUND
OPPENHEIMER QUEST BALANCED FUND
OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC. INCOPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMER RISING DIVIDENDS FUND, INC.

OPPENHEIMER SMALL- & MID- CAP VALUE FUND

ROCHESTER FUND MUNICIPALS

JOINT SPECIAL MEETING OF SHAREHOLDERS

to be held on May 21, 2009

The Board of Trustees or Directors (the “Current Board”) for the Oppenheimer funds listed above (each a “Fund” and collectively, the “Funds”) has sent you this Proxy Statement to ask for your vote on the proposals affecting your Fund as described in this Proxy Statement. (For purposes of this Proxy Statement, a member of the Current Board may be referred to as either a “Trustee” or “Director.”)

The Funds will hold a joint Special Meeting of Shareholders on May 21, 2009 at 1:00 p.m. Mountain Time, as may be adjourned from time to time, at the Funds’ offices at 6803 South Tucson Way, Centennial, Colorado 80112 (the “Meeting”).

Any shareholder who owned shares of a Fund on February 24, 2009 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the meeting or any adjournment or postponement of the meeting.

You should read the entire Proxy Statement before voting. Please call us at 1-800-331-5908 if you have any questions. The Funds expect to mail the Notice of Special Meeting, this Proxy Statement and proxy ballot to shareholders on or about March 16, 2009.

The Funds are required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). The SEC maintains a website that contains information about the Funds (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

The Annual Report to Shareholders of each Fund (if available), including financial statements of each Fund, has previously been sent to shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report (when available) is available at no cost. To request a report, please visit our website at www.oppenheimerfunds.com , call 1-800-225-5677 (1-800-CALL-OPP), or write to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217-5270.

TABLE OF CONTENTS

                                                  Page

Information About the Meeting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Proposal 1: Election of Trustees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Proposal 2: Agreement and Plan of Reorganization. . . . . . . . . . . . . . . . . . . . . . . .
Proposal 3(a): Amended and Restated Agreement and Declaration of Trust . . . . .

Proposal 3(b): Amendment to Declaration of Trust to Permit the Trustees

     to Establish the Number of Trustees………………………………………

Information Regarding the Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

More on Proxy Voting and the Meeting. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Exhibit A: Auditor Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Exhibit B: Form of Agreement and Plan of Reorganization. . . . . . . .

Exhibit C: Comparison of Massachusetts and Maryland Law. . . . . .

Exhibit D: Form of Amended and Restated Declaration of Trust. . .

2

INFORMATION ABOUT THE MEETING

A. What proposals am I being asked to vote on?

PROPOSAL 1: To elect eleven Trustees for the Funds.

PROPOSAL 2: For the following two Funds, to approve an agreement and plan of reorganization (“Reorganization Agreement”) which will change each Fund’s domicile and form of organization from a Maryland corporation to a Massachusetts business trust:

•     Oppenheimer Quest International Value Fund, Inc.

•     Oppenheimer Rising Dividends Fund, Inc.

PROPOSAL 3(a): For the following five Funds, generally, to approve a common Amended and Restated Agreement and Declaration of Trust:

•     Limited Term New York Municipal Fund

•     Oppenheimer Quest Balanced Fund

•     Oppenheimer Quest Opportunity Value Fund

•     Oppenheimer Small- & Mid- Cap Value Fund

•     Rochester Fund Municipals

PROPOSAL 3(b) (Only if Proposal 3(a) is not approved): For the following three Funds to approve an amendment to their combined Agreement and Declaration of Trust to permit the Trustees to establish the number of Trustees that may serve on the Board of Trustees:

•     Oppenheimer Quest Balanced Fund

•     Oppenheimer Quest Opportunity Value Fund

•     Oppenheimer Small- & Mid- Cap Value Fund

B. Has my Fund's Board approved the Proposals?

Yes. The Board unanimously approved these proposals and recommends that you approve each proposal.

C. Why am I being asked to elect eleven Trustees for the Funds (Proposal 1)?

The Funds’ current Board is referred to in this Proxy Statement as the “Current Board.” The Current Board is currently comprised of five Trustees who oversee Oppenheimer Quest International Value Fund, Inc., Oppenheimer Rising Dividends Fund, Inc., Oppenheimer Quest Balanced Fund, Oppenheimer Quest Opportunity Value Fund, and Oppenheimer Small- & Mid- Cap Value Fund and six Trustees (including the same five individuals) who oversee Oppenheimer Limited Term New York Municipal Fund and Rochester Fund Municipals.

After careful consideration, the Current Board determined that the Funds would be best served if they were overseen by another Board that currently oversees 54 other Oppenheimer funds. That Board is referred to in this Proxy Statement as the “Proposed Board.”

Due to the increased complexity and regulatory requirements and responsibilities imposed on trustees of registered investment companies, the Current Board’s Trustees believe it is appropriate to increase the number of Board members overseeing the Funds. By having the Funds overseen by the Proposed Board, the Funds also will benefit from lower Trustee fees because Trustee fees are allocated among all of the Oppenheimer funds overseen by that board.

Section 16(a) of the Investment Company Act of 1940 (“Investment Company Act”) requires that at least a majority of trustees be elected by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of the board unless, after those appointments, at least 66.67% of the trustees have been elected by shareholders. Therefore, in order to change the composition of the Board, a shareholder vote is necessary to elect a slate of 11 Trustees. This election will also facilitate the appointment by the Board of future Trustees if that becomes necessary.

For the reasons set forth in this Proxy Statement, the Current Board of each Fund approved the nomination of the eleven individuals who already serve on the Proposed Board as trustees to serve as Trustees for the Funds (each a “Nominee” and collectively, the “Nominees”). Three of the Nominees (David K. Downes, Brian F. Wruble and John V. Murphy) also serve on the Current Board and therefore, are members of the Funds’ Current Board. The three remaining members of the Current Board (John Cannon, Thomas Courtney and Lacy Herrmann) are not standing for election as Nominees.

If elected by shareholders, the Nominees would oversee the Funds, effective August 1, 2009, or the date of the Meeting, whichever is later. Messrs. Cannon, Courtney and Herrmann would resign on that same date. This would increase the number of Trustees on your Funds’ Board from five or six to eleven members. The Proposed Board would then oversee the 7 Funds included in this proxy statement, and 54 other Oppenheimer funds currently overseen by the Proposed Board.

If the Nominees are elected as Trustees, they would adopt the Proposed Board’s compensation rates, committee charters and fund policies to be effective upon their election. Since the Proposed Board’s Trustees oversee 54 funds, they receive a higher overall rate of annual compensation than the Current Board’sTrustees who oversee only 10 funds (including three funds not a part of this Proxy Statement). However, the election of the Nominees would result in an overall reduction in Board expenses for the Funds, even though there would be more Trustees who receive a higher individual rate of annual compensation on the Proposed Board than the Current Board. If the Nominees are elected as Trustees, Board expenses would be allocated across all 64 funds (rather than only the ten funds overseen by the Current Board), and each Fund’s proportionate share of compensation and expenses is expected to decrease. This expected decrease in the proportionate shares of Trustee compensation and expenses paid by each Fund is based on current levels of Trustee compensation and expenses. The Trustees are entitled to establish their own level of compensation and expenses and, therefore, the compensation and expenses could increase in the future.

In addition to the expected cost savings for each Fund, the Current Board considered the following items, among others, in recommending to shareholders the election of the Nominees:

•

the addition of experienced and capable Trustees with the knowledge and background of the Nominees will benefit the Funds and their shareholders through enhanced governance and oversight of the Funds; and

•

representations by OppenheimerFunds, Inc. (the “Manager”) that the consolidation into the Proposed Board would benefit the Funds because it would improve oversight by providing the Manager with administrative efficiencies by reducing certain duplication of expenses and management responsibilities and duties related to multiple boards.

D. Reorganization Agreement for Oppenheimer Quest International Value Fund and Oppenheimer Rising Dividends Fund (Proposal 2)

1. Why are reorganizations being proposed for these two Funds?

Oppenheimer Quest International Value Fund and Oppenheimer Rising Dividends Fund are each organized as a Maryland corporation. Each acquiring fund is organized as a Massachusetts business trust. This reorganization is being proposed to change the domicile and form of organization of each Maryland Fund (for purposes of Proposal 2, your Fund is sometimes referred to as a “Maryland Fund” and each acquiring fund is sometimes referred to as a “Massachusetts Fund”) from a Maryland corporation to a Massachusetts business trust (the “Reorganization”). The Manager believes that a fund operating as a Massachusetts business trust, rather than a Maryland corporation, is able to simplify its operations and has more flexibility to adjust to changes in competitive markets or heightened regulatory conditions. In addition, most of the other Oppenheimer funds are organized as Massachusetts business trusts. As a result, the Manager believes that it will be more efficient if most of the funds within the Oppenheimer Funds complex are organized as Massachusetts business trusts.

2. If approved, how will the Reorganization affect my Fund?

If approved by shareholders, it is not anticipated that the Reorganization would affect your investment in your Fund or how your Fund is managed on a day-to-day basis. The Reorganization will not affect the composition of the Board (except as set forth in Proposal 1), officers, investment policies or strategies or any of its service providers, including investment manager(s), or their fees. The Reorganization will not alter the Board’s existing duties to act with due care and in the shareholders’ interests.

3. Will the fees and expenses or the investment objective, strategies and risks of my Fund change as a result of the Reorganization?

No. Your Fund’s fees and expenses will not change as a result of the Reorganization. If the Reorganization is approved by shareholders, the Massachusetts Fund will adopt your Maryland Fund’s registration statement (e.g., prospectus and statement of additional information) under the Securities Act of 1933 and the Investment Company Act. Therefore, the fees and expenses, as well as the share classes, investment objectives, investment strategies and risks will remain the same after the Reorganization.

4. If the Reorganization Agreement is approved what will happen to my shares of my Fund?

Following the Reorganization, shareholders of each Maryland Fund will become shareholders of that Fund’s corresponding Massachusetts Fund. The Reorganization is intended to be a tax-free “reorganization” under §368(a)(1)(F) of the Internal Revenue Code of 1986 (the “Code”). Upon the completion of the Reorganization, each Maryland Fund will be dissolved in accordance with applicable state law. See “Description of the Reorganization Agreement” and “Additional Information Regarding the Reorganization” later in this Proxy Statement for further information.

E. Amended and Restated Agreement and Declaration of Trust for the following five Funds (Proposal 3(a))

•     Limited Term New York Municipal Fund

•     Oppenheimer Quest Balanced Fund

•     Oppenheimer Quest Opportunity Value Fund

•     Oppenheimer Small- & Mid- Cap Value Fund

•     Rochester Fund Municipals

1. Why is an Amended and Restated Agreement and Declaration of Trust being proposed for the Funds?

Your Fund’s Board believes that it is in the best interests of each of these five Funds to use the opportunity presented by this Meeting to modernize the Funds’ current organizational documents and make them as uniform as possible across all of the Funds that the Proposed Board of Trustees would oversee. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and to provide more flexibility for the operations of the Funds, within the limits of applicable law.

The Manager believes that having substantially the same Declaration of Trust will promote efficiency and uniformity in fund administration and provide the Board with increased flexibility and broader authority to respond more quickly to changes in competitive and regulatory conditions.

2. Would the proposed new Declaration of Trust change the Board’s responsibilities or obligations to my Fund?

No. Adoption of a new Declaration of Trust would not alter the Board members’ existing duties to act with due care and in the shareholders’ interests.

F. Why is an amendment to the combined Declaration of Trust being proposed for the following three Funds? (Proposal 3(b))

•     Oppenheimer Quest Balanced Fund

•     Oppenheimer Quest Opportunity Value Fund

•     Oppenheimer Small- & Mid- Cap Value Fund

Each of these three Funds is organized as a series of a single trust and therefore, shares a combined Declaration of Trust which contains outdated text that limits the number of Trustees to no more than seven. Further, the Declaration of Trust does not allow this limiting provision to be amended by the Trustees without shareholder approval. The Funds’ currently have six Trustees. However, the Current Board and its nominating committee wants to expand the Board to eleven Trustees to allow for the election of the Nominees named in Proposal 1.

If the Restated Declaration for these three Funds described in Proposal 3(a) is approved by shareholders, this Proposal 3(b) will not be necessary and will be withdrawn at the Meeting. However, in the event that Proposal 3(a) is not approved, this proposal would amend these three Funds’ current Declaration of Trust to allow the Trustees to establish the number of Trustees.

G. When will the Shareholder Meeting be held?

The Meeting will be held on May 21, 2009, and may be adjourned if the necessary quorum to transact business or the vote required to approve a Proposal for any Fund is not obtained at the Meeting.

H. Will the Funds’ Trustees or Directors (or the Nominees) attend the Shareholder Meeting?

No. Neither the Funds’ Board members nor the Nominees are required to attend the Meeting nor do they plan to attend the meeting.

I. How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy ballot(s), and mailing the proxy ballot(s) in the enclosed postage paid envelope. You also may vote your shares via the Internet or by telephone by following the instructions on the attached proxy ballot(s) and accompanying materials.

If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call 1-800-331-5908.

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PROPOSAL 1

TO ELECT ELEVEN TRUSTEES

The eleven Nominees named below have been nominated for election as Trustees effective August 1, 2009, or the date of the Meeting, whichever is later. If the Nominees are elected, they will serve indefinite terms as Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Funds that, unless a proxy ballot instructs them to withhold authority to vote for all listed Nominees or any individual Nominee, all validly executed proxies will be voted for the election of all the Nominees as Trustees of the Funds.

The Funds are not required and do not intend to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Trustees will hold office until their successors are duly elected and shall have qualified. If a Nominee should be unable to accept election, serve his or her term or resign, the Board may, in its discretion and subject to the Investment Company Act, select another person to fill the vacant position. Each Nominee has consented to be named as such in this Proxy Statement and to serve as a Trustee if elected.

Although the Funds do not intend to hold annual shareholder meetings, they may hold shareholder meetings from time to time on important matters. Shareholders also have the right to call a meeting to remove a Trustee or to take other action as described in the Funds’ organizing documents. If at any time, less than a majority of the Trustees holding office has been elected by the shareholders of a Fund, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing Trustees to that Fund.

Except for Mr. Murphy, each Nominee is not an “interested person” of the Funds, as defined in the Investment Company Act (an “Independent Trustee”). Mr. Murphy is an “interested person” of the Funds, because he is affiliated with the Manager by virtue of his positions as an officer or director of the Manager, and as a shareholder of its parent company.

What Factors Did The Board Consider In Selecting The Nominees?

The Current Board’s Audit Committee also currently serves as nominating committee for the Funds. The members of the Audit Committee, each of whom is an Independent Trustee, recommended and nominated each Nominee. After due consideration, the Board recommended to shareholders the election of the Nominees. In making the recommendation, the Board and Audit Committee took into consideration a number of factors, including the knowledge, background, and experience of each of the Nominees. In addition, the Board and Audit Committee considered the benefits of combining their expertise for purposes of overseeing the Funds from a complex-wide perspective; the benefits of bringing the collective knowledge and experience of the Nominees to bear on compliance and governance issues; and the broader regulatory perspective of the larger combined Board.

The Board and Audit Committee also considered representations from the Manager concerning additional benefits of consolidating the two boards, including: improved efficiency of operations with one fewer Board; enhanced oversight of service providers; and the reduction and standardization of multiple policies and procedures. Additionally, the Manager expects administrative efficiencies in fund governance and other cost-savings to be realized from the Board consolidation, because multiple boards have resulted in duplication of expenses and management time in connection with board-related tasks or matters.

The Proposed Board’s Trustees currently oversee 54 funds compared to the 10 funds overseen by the Current Board. As a result, the Proposed Board’s Trustees receive a higher overall rate of annual compensation than the Current Board Trustees. For example, the Proposed Board Trustees are currently paid a base salary of $168,000 per year as compared to a base salary of $140,000 per year for the Current Board Trustees. Additional amounts are paid to Trustees who are chairmen of the Board or of committees of the Board. Although the increase in compensation and in number of Trustees typically might be expected to result in an increase in the aggregate Trustee salaries and expenses paid by each Fund, in this situation, each Fund’s proportionate share of Trustee compensation and expenses is expected to decrease.

The decrease in compensation and expenses to be paid by each Fund is expected to be realized because if the Nominees are elected, the Trustees’ compensation and expenses will be allocated among 64 Funds (rather than only the 10 Funds overseen by the Current Board) and among a significantly larger amount of combined assets (approximately $64.1 billion, as of January 6, 2009, in combined assets, i.e., approximately $45.7 billion among the 54 funds currently overseen by the Proposed Board as well as approximately $18.4 billion, as of January 6, 2009, among the 10 Funds overseen by the Current Board). As a result, because the pro rata share of compensation and expenses paid by each Fund is, to a large extent, reflective of each Fund’s average net assets as a percentage of the aggregate average net assets of all of the Funds overseen by the Board, each Fund’s proportionate share of compensation and expenses is expected to decrease following the election of the Nominees. The expected decrease in the proportionate shares of Trustee compensation and expenses paid by each Fund is based on current levels of compensation and expenses of the Proposed Board. Both Boards’ Trustees are entitled to establish their own level of compensation and expenses and, therefore, the compensation and expenses could increase in the future.

The Nominees, their positions with the Boards and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below. The address of each Nominee for Independent Trustee is 6803 S. Tucson Way, Centennial, CO 80112-3924. The address of Mr. Murphy (Nominee for Interested Trustee) is Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008.

Each Nominee will serve for an indefinite term, until his resignation, retirement, death or removal.

Nominees for Independent Trustees

Name, Position(s) Held with Board I, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex Overseen by Trustee if elected at the Meeting
Brian F. Wruble, Chairman of Board of Trustees since 2007, Trustee since 2005 Age: 65

General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004).Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee since 2007 Age: 69

Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Massachusetts Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Massachusetts Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Massachusetts Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Massachusetts Service Company, Inc. (1995-2003). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee since 2005 Age: 68

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee since 1999 Age: 70

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee since 2004 Age: 65

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee since 2002 Age: 56

Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee since 1990 Age: 77

Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Woman's Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Member of Capital Campaign Committee of Island Medical Center (medical facility) (2006-2008); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee since 2005 Age: 67

Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee since 2005 Age: 60

President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 - 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

Nominee for Interested Trustee

Name, Position(s) Held with Funds, Length of Service Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex Currently Overseen by Trustee
John V. Murphy, Trustee since 2001 and President and Principal Executive Officer since 2001 Age: 59

Chairman and Director of the Manager since June 2001; Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-March 2007); President and a director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October  2003); Chairman of the Investment Company’s Institute’s Board of Governors (since October 2007). Oversees 105 portfolios in the OppenheimerFunds complex.

The dollar ranges of securities beneficially owned in the Funds by the Independent Trustee Nominee and in the Oppenheimer family of funds, as of December 31, 2008 are as follows:

Name of Independent Trustee Nominee	Dollar Range of Equity Securities Owned in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be overseen by Trustee or Nominee in Oppenheimer Family of Investment Companies
Mr. Downes	None	Over $100,000
Mr. Fink	None	Over $100,000
Mr. Griffiths	None	Over $100,000
Ms. Miller	None	Over $100,000
Mr. Motley	None	Over $100,000
Mr. Reynolds	None	Over $100,000
Ms. Tynan	None	None*
Mr. Wikler	Over $100,000	Over$100,000
Mr. Wold	None	Over $100,000
Mr. Wruble	$50,001-$100,000	Over $100,000

*     Ms. Tynan joined Board I on October 1, 2008.

General Information Regarding the Proposed and Current Boards

If shareholders approve the election of the Nominees as Trustees, the Funds will be overseen by the individuals who constitute the Proposed Board. The Current Board is responsible, and if elected the Proposed Board would assume responsibility, for protecting the interests of shareholders. The Trustees will meet periodically throughout the year to oversee the Funds’ activities, review their performance and review the actions of the Manager (and sub-adviser, if applicable) which is responsible for the Funds’ day-to-day operations. The Proposed Board met in person six times, and by telephone conference five additional times, during the calendar year ended December 31, 2008. During that same period, each Nominee was present for at least 75% of the aggregate number of meetings of the Board and committees on which he served.

Committees of the Board of Trustees

The Current Board has one standing committee: an Audit Committee. If the Nominees are elected, the Funds will establish three standing committees to match the committees established by the Proposed Board. Those committees are an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each committee would be established under charters identical to those of the corresponding Proposed Board’s committees and the members of each Proposed Board’s committee would be appointed for the Funds.

The Audit Committees for both Boards are comprised solely of Independent Trustees. David K. Downes is Chairman of both Audit Committees. Phillip A. Griffiths, Mary F. Miller, Russell S. Reynolds, Jr., Joseph M. Wikler and Peter I. Wold are members of the Proposed Board’s Audit Committee. Both of the Audit Committees held four meetings during the calendar year ended December 31, 2008. If the Nominees are elected by shareholders, the Funds would appoint the Proposed Board’s Audit Committee members as the Audit Committee for the Funds.

The Audit Committees for both Boards have very similar charters except for the Current Board’s functions regarding selection and nomination for election of trustees. Each furnishes their Board with recommendations regarding the selection of the Funds’ independent registered public accounting firm. Other main functions of the Audit Committee outlined in the Audit Committee Charters, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Funds’ independent registered public accounting firm regarding the Funds’ internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Funds’ independent auditors and the Independent Trustees; (v) reviewing the independence of the Funds’ independent auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Funds’ independent auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Proposed Board’s Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler, all of whom are Independent Trustees. It held five meetings during the calendar year ended December 31, 2008, during which it evaluated and reported to Board I on the Funds’ contractual arrangements, including the investment advisory, distribution, transfer agency and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable laws, among other duties, as set forth in the Committee’s Charter.

The members of the Proposed Board’s Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold, all of whom are Independent Trustees. It held five meetings during the calendar year ended December 31, 2008, during which it reviewed the Funds’ governance guidelines and adequacy of the Funds’ Codes of Ethics, developed qualification criteria for Board members consistent with the Fund’s governance guidelines, provided the Board with recommendations for voting portfolio securities held by the Fund, and monitored the Fund’s proxy voting, among other duties set forth in the Governance Committee’s Charter. The Governance Committee’s functions also include the selection and nomination of Trustees (including Independent Trustees for election). This Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

Under the current policies of both Boards, if the Board determines that a vacancy exists or is likely to exist, the committee that serves as the nominating committee will consider candidates for Board membership including those recommended by the Funds’ shareholders. That committee will consider nominees recommended by Independent Trust or recommended by any other Board members including board members affiliated with the Funds’ investment advisors. The committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008, to the attention of the Board of Trustees of [name of Fund], c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

The applicable Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, that Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable Securities and Exchange Commission (“SEC”) rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Compensation of Independent Trustees

The Independent Trustees receive compensation for their services as Trustees and as Committee members (if applicable) and are reimbursed for expenses incurred in connection with attending such Board and Committee meetings. Each Oppenheimer fund for which an Independent Trustee serves as a trustee pays a share of these expenses.

The officers of the Oppenheimer funds and the Interested Trustee (Mr. Murphy), who is affiliated with the Manager, receive no salary or fee from the Oppenheimer funds. The total compensation from all the Oppenheimer funds represents compensation received for serving as a director, trustee or member of a committee (if applicable) of the Board of those funds during the fiscal year 2008. The compensation paid to each Independent Trustee Nominee is set forth below.

Name and Other Board Position(s) (as applicable) for each Nominee	Aggregate Compensation From the Funds(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Funds and Fund Complex
	As of 2008 Fiscal Year End for Each Fund			Year ended December 31, 2008
Brian F. Wruble Chairman of Board(3)

Aggregate

$140,000(4)

Per Fund

Limited Term NY Muni: $18,832;

Quest Balanced: $26,692;

Quest Int’l Value: $ 5,046;

Quest Opp’ty Value: $ 6,853;

Rising Dividends: $4,649;

Small- & Mid-Cap: $31,710;

Rochester Fund Munis: $49,842

		N/A	$323,296(5)	$365,000 (6)
David K. Downes(7) Audit Committee Chairman (Board III) and Regulatory & Oversight Committee Member(Board I)

Aggregate

$155,000

Per Fund

Limited Term NY Muni:     $24,500;

Quest Balanced: $28,993;

Quest Int’l Value: $5,543;

Quest Opp’ty Value:      $7,456;

Rising Dividends: $5,061;

Small- & Mid- Cap: $23,662;

Rochester Fund Munis: $64,310

		N/A	$176,328(9)	$335,000(10)
Matthew P. Fink Governance Committee Member and Regulatory & Oversight Committee Chairman	N/A	N/A	N/A	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	N/A	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	N/A	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	N/A	N/A	N/A	$181,533
Russell S. Reynolds, Jr. Audit Committee Member and Governance Committee Member	N/A	N/A	N/A	$168,000
Mary Ann Tynan Regulatory & Oversight Committee Member Governance Committee Member	N/A	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	N/A	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	N/A	N/A	N/A	$168,000

1.	“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.

2.

“Estimated Annual Benefits Upon Retirement” is based on a single life payment election with the assumption that a Director/Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Proposed Board Funds, and in the case of Messrs. Downes and Wruble, with respect to the Current Board Funds. The Proposed Board Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Current Board Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Proposed Board on December 31, 2006.

4.	Includes $140,000 deferred by Mr. Wruble under the “Compensation Deferral Plan.”

5.

This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Current Board’s Funds. Mr. Wruble elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Current Board Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Current Board Funds.

7.	Mr. Downes was appointed as Trustee of the Proposed Board Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of the Current Board Funds. Mr. Downes elected to receive a lump sum payment subsequent to the freezing of the Current Board Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Proposed Board Funds.

Retirement Plan for Trustees

Each of the Proposed Board Funds and the Current Board Funds adopted a retirement plan that provided for payments to retired Independent Trustees. The Proposed Board “froze” its retirement plan with respect to new accruals as of December 31, 2006 (the “Proposed Board Freeze Date”), and the Current Board “froze” its retirement plan with respect to new accruals as of December 31, 2007 (the “Current Board Freeze Date”). Each Board determined to freeze the retirement plan after considering a trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

Each Trustee at that time continuing to serve on the Board of any of the Proposed Board Funds after the Proposed BoardFreeze Date (each such Trustee a “Continuing Board Member”) elected to have his or her accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his or her benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. Each Current Board Trustee elected prior to the Current Board Freeze Date either to receive (i) a lump sum, (ii) a series of installments, or (iii) rolled into the Compensation Deferral Plan discussed below.

Compensation Deferral Plan for Trustees

Both Boards have adopted a Compensation Deferral Plan (each a “Plan”) for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the funds they oversee. Under the Plans, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the Plans will be determined based upon the performance of the selected funds. Deferral of a Trustee’s fees under the Plans will not materially affect the Funds’ assets, liabilities and net income per share. The Plans will not obligate the Funds to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an order issued by the SEC, each Fund may invest in the Funds selected by the Trustee under the Plans without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred fee account. If the Nominees are approved by shareholders, then the Funds would adopt the Proposed Board’s Compensation Deferral Plan effective January 1, 2008. For the Current Board Trustees who are not standing for election, they would be paid any amounts deferred under the Compensation Deferral Plan in accordance with the terms of that Plan.

As of February 24, 2009, the Trustees, Nominees and officers, individually and as a group, beneficially owned less than 1% of the outstanding shares of any Fund. The foregoing statement does not reflect ownership of shares of any Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee (including his or her family members) does not own securities of either the Manager or OppenheimerFunds Distributor, Inc. (the “Distributor” of the Funds) or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Executive Officers of the Funds

Information is given below about the executive officers who are not Trustees of the Funds, including their business experience during the past five years. Messrs. Vandehey, Wixted and Zack, respectively, hold the same offices with the other Oppenheimer funds in the OppenheimerFunds family of funds. The address for Mr. Zack is Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008. The address for Messrs. Vandehey and Wixted is 6803 S. Tucson Way, Centennial, CO 80112-3924.

All officers serve at the pleasure of the Board. Each officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 58

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of the OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (Since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983) . Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 1999 Age: 49

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); and Assistant Treasurer of OAC (since March 1999). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2001 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Independent Registered Public Accounting Firm Fees and Services

The Funds selected KPMG LLP as their Independent Registered Public Accounting Firm (“Principal Accountant” or “KPMG”) for each of the Funds’ 2007 and 2008 fiscal years as well as the current fiscal year. Exhibit A to this Proxy Statement contains the Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees related to KPMG for each Fund’s fiscal year ended 2007 and 2008.

The Funds’ current Audit Committee has considered whether the provision of non-audit services that were rendered to the Manager, and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the Principal Accountant’s independence. No such services were rendered. Representatives of KPMG are not expected to present at the Meeting but will be available should any matter arise requiring their presence.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE OF THE FUNDS.

PROPOSAL 2

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR REORGANIZING THE FOLLOWING TWO FUNDS INTO MASSACHUSETTS BUSINESS TRUSTS:

•	Oppenheimer Quest International Value Fund

•	Oppenheimer Rising Dividends Fund

The Board of both Funds above unanimously recommends that the shareholders of each Fund approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”), substantially in the form attached to this Proxy Statement as Exhibit B. (The proposed reorganization of these two Funds will be referred to throughout this discussion as the “Reorganization(s).”) The Reorganization would change the state and form of organization of each Fund above from a Maryland corporation to a newly formed Massachusetts business trust. (For purposes of this discussion of Proposal 2, your Fund is sometimes referred to as a “Maryland Fund” and the acquiring fund is sometimes referred to as a “Massachusetts Fund.”)

The Board approved each Reorganization Agreement, which contemplates the continuation of the current business of each Maryland Fund in the form of a corresponding Massachusetts Fund, as shown below:

Maryland Fund (current Fund)	Massachusetts Fund (Acquiring Fund)
Oppenheimer Quest International Value Fund, Inc.	Oppenheimer Quest International Value Fund
Oppenheimer Rising Dividends Fund, Inc.	Oppenheimer Rising Dividends Fund

What will the Reorganization mean for each Fund and its shareholders?

If the Reorganization Agreement is approved by shareholders and the Reorganization is implemented, each Massachusetts Fund will adopt, pursuant to Rule 414 of the Securities Act of 1933, the registration statement of the corresponding Maryland Fund. Accordingly, after the Reorganization, each Massachusetts Fund’s investment objective, investment strategies, share classes and fees and expenses will be the same as those of the corresponding Maryland Fund.

The Board (assuming the Nominees, as described in Proposal 1 of this Proxy Statement are elected) and officers of the Massachusetts Fund would be the same as those of the corresponding Maryland Fund and would govern and operate the Massachusetts Fund in essentially the same manner as they previously governed and operated the corresponding Maryland Fund. Thus, on the effective date of the Reorganization, you would hold an interest in the applicable Massachusetts Fund that is equivalent to your interest in the corresponding Maryland Fund. For all practical purposes, a shareholder’s investment in a Maryland Fund would not change.

Each Maryland Fund is an open-end management investment company currently organized as a Maryland corporation. Each Massachusetts Fund is a newly organized Fund that will offer the identical classes of shares offered by the Maryland Fund. Each Massachusetts Fund (i) will not engage in any operations prior to the Reorganization other than organizational activities; and (ii) was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the corresponding Maryland Fund.

Description of the Reorganization Agreement

Significant aspects of the Reorganization and provisions of the Reorganization Agreement are summarized below; however, this summary of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement in Exhibit B.

The Reorganization Agreement provides that all of the assets and liabilities of the Maryland Fund will be transferred to the Massachusetts Fund. In exchange for these assets, the Massachusetts Fund will issue shares in the same amount as each class of outstanding shares of the Maryland Fund at the time of the Reorganization. The Maryland Fund will distribute these shares so that each holder of shares of the Maryland Fund will receive the same number (with the same aggregate value) of the same class of shares of the Massachusetts Fund as the shareholder had in the Maryland Fund immediately prior to the Reorganization.

The Maryland Fund’s shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the Massachusetts Fund in connection with the Reorganization. Any contingent deferred sales charges payable upon redemption of shares received in the Reorganization will be calculated as if those shares had continued to be held in the Maryland Fund.

As a condition to the Reorganization, the Maryland Fund and the Massachusetts Fund will receive an opinion of counsel to the effect that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code, and therefore no gain or loss for federal income tax purposes will be recognized by the Maryland Fund, the Massachusetts Fund, or by the shareholders of the Maryland Fund as a result of the Reorganization. The tax basis of the Massachusetts Fund shares received by Maryland Fund shareholders will be the same as the tax basis of their shares in the Maryland Fund.

What is the effect of shareholder approval of the Reorganization Agreement?

Under the Investment Company Act, the shareholders of an investment company must elect trustees, approve the initial investment management agreement, distribution and service plans under Rule 12b-1 of the Investment Company Act and approve the liquidation and dissolution of each Maryland Fund. Theoretically, if the Reorganization Agreement is approved and each Maryland Fund is reorganized as a Massachusetts business trust (meaning the new Massachusetts Fund), the shareholders of that Massachusetts Fund would need to vote on these items in order to comply with the Investment Company Act.

Immediately prior to the shares of the Massachusetts Fund being distributed to the Maryland Fund’s shareholders, however, the Maryland Fund, as sole shareholder of the Massachusetts Fund, will vote on a number of issues regarding the organization of the Massachusetts Fund. Thus, if shareholders of the Maryland Fund approve the proposed Reorganization, they will also, in effect, be approving the following matters with respect to the Massachusetts Fund:

•	Election of the Trustees, who will be the Nominees, if elected as Trustees in Proposal 1, or else, the then-current Directors of the Maryland Fund;

•	Approval of the investment advisory agreement for each Fund, each of which will be substantially similar and contain no material changes to the agreement currently in place for each Maryland Fund;

•	Approval of the distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act; and

•	Approval of the liquidation and dissolution of each Maryland Fund.

These first three actions will enable each newly formed Massachusetts Fund to satisfy the requirements of the Investment Company Act without involving the time and expense of another shareholder meeting. Shareholders are not being asked to vote separately on these issues.

Why is the Board recommending approval of the Reorganization Agreement?

The Board of your Fund has determined that investment companies formed as Massachusetts business trusts have certain advantages over investment companies organized as Maryland corporations. Under Massachusetts trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Maryland corporations must file any amendments or supplements to their articles of incorporation with the Maryland Secretary of State to increase the amount of authorized shares of stock. Such filings and any related filing fees are not required in Massachusetts because a Massachusetts business trust may issue an unlimited amount of shares.

Another advantage of Massachusetts business trusts is that funds organized as Massachusetts business trusts have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland law, certain fund transactions, such as mergers, certain types of reorganizations and liquidations, are subject to mandatory shareholder votes, some of which may require a super-majority vote. Massachusetts business trust law allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to certain regulations under, and any special voting requirements of, the Investment Company Act. For certain proposals (for example, among others, approval of investment advisory agreement, changes to fundamental investment objectives or policies, or certain mergers), the affirmative vote of the holders of a “majority of the outstanding voting securities” is necessary to approve those proposals. As defined in the Investment Company Act, the vote of a majority of the outstanding voting securities means the vote of (1) 67% or more of a Fund’s outstanding shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund’s outstanding shares, whichever is less. Maryland corporate law also imposes more stringent record date, notice, quorum, and adjournment provisions than Massachusetts trust law, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

If this proposal is adopted, 59 of 64 Oppenheimer funds that will be overseen by Board I (if elected in Proposal 1) will be organized as Massachusetts business trusts. To the extent that Board I and the Manager may deal with the laws of a single state, rather than of many states, efficiencies may be achieved, both in terms of reduced costs in determining legal requirements in unique circumstances and the certainty of operating routinely in a more familiar regulatory environment.

Comparison of Massachusetts and Maryland Law

Exhibit C provides further comparisons of certain important aspects of Maryland corporate law and Massachusetts business trust law. Following the Reorganization, each Fund would have the same Agreement and Declaration of Trust as the new Declaration of Trust described in Proposal 3 of this Proxy Statement.

Additional Information Regarding the Reorganization

The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement by shareholders of each Fund; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties’ performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to be completed by August 1, 2009.

The Reorganization may be terminated at any time prior to its consummation by either Fund if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement provided that such amendment or modification would not have a material adverse effect on the benefits intended under the Reorganization Agreement and would be consistent with the best interests of the shareholders of each Fund; and (ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of either Fund, as the case may be.

If the Reorganization is approved, shareholders of the Maryland Fund will become shareholders of the corresponding Massachusetts Fund. On the effective date of the Reorganization, the Maryland Fund’s registration statement under the Investment Company Act will be amended and adopted by the Massachusetts Fund, and the Maryland Fund will be promptly terminated under state law. The stock transfer books of the Maryland Fund will be permanently closed after the Reorganization is effected. The Massachusetts Fund will not issue physical share certificates with respect to shares of the Maryland Fund issued in connection with the Reorganization. Shareholders who currently hold physical certificates for their Maryland Fund shares are urged to surrender those certificates before the proposed Reorganization.

In considering the Reorganization, the Board determined that the Reorganization is in the best interests of the Funds, and will not dilute the interests of the shareholders of both Funds. The Board also requested and evaluated certain other information necessary for it to make these determinations, including, without limitation, that: (1) there would be no adverse tax consequences to the Funds, or their respective shareholders; (2) the investment objectives and policies of the Maryland Funds and their corresponding Massachusetts Funds are the same; (3) there are differences between the Maryland Funds being organized as a Maryland corporation and being organized as a Massachusetts business trust, including differences in the rights of shareholders; and (4) that the Maryland Funds will bear the registration fees, on an as incurred basis, as well as the expenses of mailing and printing the proxy statement, soliciting the Funds’ shareholders, and printing and mailing the prospectuses for the Massachusetts Funds.

Regarding the third factor, the differences in the rights of shareholders are discussed in detail in Proposal 3(a), Item II (Matters Relating to Shareholder Rights). Additionally, Exhibit C to this Proxy Statement includes a Comparison of Massachusetts and Maryland law and Comparative Information on Shareholder Rights and Obligations. Following are the primary examples of the differences (as discussed in more detail in Proposal 3(a), Item II):

•     A lower quorum will be required to hold a valid shareholder meeting which could mean that fewer shareholders would be able to approve certain matters than currently required.

•     The Board will be able to approve certain mergers without shareholder approval in cases that do not raise significant issues for shareholders (e.g., the same portfolio managers, same investment principles and the same fee structures).

•     The Declaration of Trust also imposes additional requirements on shareholders bringing a derivative action or any other court action on behalf of the Funds without first making a written demand on the Board requesting that the Trustees bring the action on behalf of the Fund. This provision incorporates recent changes in Massachusetts corporate law.

•     The Declaration of Trust also requires that actions by shareholders against a Fund must be brought only in the federal district court for the Southern District of New York.

•     The Declaration of Trusts also clarifies when the Trustees may require shareholders to redeem shares.

Regarding the last factor, the Board considered that the proposed Reorganization would benefit shareholders of the Maryland Funds and that shareholder expenses are not expected to increase if shareholders approve the Reorganization.

What are the procedures and consequences of the Reorganization?

Upon completion of the Reorganization, each Massachusetts Fund will continue the business of its corresponding Maryland Fund with the same investment goals and policies as those existing on the date of the Reorganization, and will hold the same portfolio of securities previously held by the corresponding Maryland Fund. Each Fund will be operated under substantially identical overall management, investment management, distribution, transfer agent or other administrative arrangements as those of its corresponding Maryland Fund.

To accomplish the Reorganization, the Reorganization Agreement provides that each Maryland Fund will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the corresponding Massachusetts Fund. In exchange for these assets and liabilities, the applicable Massachusetts Fund will issue its own shares to the corresponding Maryland Fund, which will then distribute those shares pro rata to shareholders of the Maryland Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the applicable Massachusetts Fund as you held in the corresponding Maryland Fund on the date of the Reorganization. The net asset value of each share of the applicable Massachusetts Fund will be the same as that of the corresponding Maryland Fund on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of your Maryland Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the applicable Maryland Fund will be dissolved and will cease its existence.

If the Reorganization is not approved by shareholders of either Maryland Fund, or if the Board terminates and abandons the Reorganization, the applicable Maryland Fund will continue to operate as a Maryland corporation.

Who will bear the expenses of the Reorganization?

Because the Reorganization would benefit the Maryland Funds and their shareholders, the Board has authorized that the expenses incurred in the applicable Reorganization, including the costs associated with soliciting proxies, shall be paid by the Maryland Funds and borne indirectly by the Funds’ shareholders, whether or not the Reorganization is approved by shareholders or completed.

Are there any tax consequences for shareholders?

The Reorganization is designed to be tax-free for federal income tax purposes so that shareholders will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the new Massachusetts Fund will be the same as the basis and holding period of your shares in its corresponding Maryland Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Kramer Levin Naftalis & Frankel, LLP, counsel to both Funds, that, under the Code, the exchange of assets of the Maryland Fund for the shares of the Massachusetts Fund, the transfer of such shares to the shareholders of the Maryland Fund and the dissolution of the Maryland Fund pursuant to the Reorganization Agreement will not give rise to the recognition of a gain or loss for federal income tax purposes to the Maryland Fund, the Massachusetts Fund or either Fund’s shareholders.

What is the effect of my voting “For” the Reorganization Agreement?

By voting “FOR” the Reorganization Agreement, you will be agreeing to become a shareholder of a mutual fund organized as a Massachusetts business trust, with Board members, investment policies and restrictions, investment management agreement(s), distribution plans and other service arrangements that are substantially identical to those of your current Fund.

Approval of the Reorganization Agreement will enable the Trustees to manage the Funds more effectively and efficiently by expanding their ability to revise the Declarations of Trust to respond to future contingencies, changes in industry standards, economic conditions, and regulatory changes. The Board recommends that shareholders vote in favor of the Proposal because the Reorganization will, among other things, minimize the time and expense of shareholder meetings and allow the Board to act quickly when it is in the interests of shareholders to do so.

The Board believes that a fund operating as a Massachusetts business trust is able to simplify its operations and has more flexibility to adjust its operations to changes in competitive or regulatory conditions. In addition, the Board believes that it may be more efficient if most (or as many as possible) of the Oppenheimer funds overseen by Board I are organized as Massachusetts business trusts. Board I currently oversees 54 funds of which 49 are organized as business trusts. Seven of ten Board III funds are Massachusetts business trusts including five of the seven Funds included in this Proxy Statement. Therefore, if the Reorganization and other Proposals in this Proxy Statement are approved, Board I will oversee 64 Funds, of which 59 would be organized as Massachusetts business trusts. To the extent that the Board and management of the Oppenheimer funds have to deal with the law of a single state, rather than the laws of two or more states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

Additionally, the Reorganization will further the effort to streamline the administration of the Funds and standardize the terms of the Declarations of Trust of all of the Funds in this Proxy Statement while eliminating costs that are being incurred to operate different business entities in different legal jurisdictions. The Board would still be required to submit a future amendment to a vote of a Fund's shareholders if such a vote were required by applicable law. In addition, a Board could determine at any time to submit a future amendment to the declaration of trust for a vote of the shareholders, even though not required by law or by the declaration of trust itself.

THE BOARD OF YOUR FUND UNANIMOUSLY

RECOMMENDS A VOTE “FOR” PROPOSAL 2

PROPOSAL 3(a)

TO APPROVE A COMMON AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST FOR THE FOLLOWING FIVE FUNDS:

•     Limited Term New York Municipal Fund

•     Oppenheimer Quest Balanced Fund

•     Oppenheimer Quest Opportunity Value Fund

•     Oppenheimer Small- & Mid- Cap Value Fund

•     Rochester Fund Municipals

What is a Declaration of Trust?

Each of the five Oppenheimer funds listed above (a “Fund” for purposes of this Proposal), like other registered investment companies (or mutual funds), is subject to comprehensive federal laws and regulations, and in particular, the Investment Company Act. Additionally, like other mutual funds, governance of the Fund is subject to the law of the state in which the Fund is organized.

Each Massachusetts Fund is organized as, or is a series of a Massachusetts business trust, and therefore is subject to Massachusetts law as it applies to Massachusetts business trusts. Under Massachusetts law, a business trust is created by and generally operates under an organizational document known as a declaration of trust, which sets forth various provisions related primarily to the authority and governance of the trust and the authority of the trust to conduct its business. As a Massachusetts business trust, each Fund is governed by an existing declaration of trust (each a “Current Declaration” and collectively, the “Current Declarations”).

The Trustees believe that it is in the best interests of the Funds to use the opportunity presented by this Special Meeting to modernize the Funds’ Current Declarations and make them as uniform as possible across all the Oppenheimer funds that the Trustees oversee. Therefore, shareholders are being asked to vote to approve an Amended and Restated Declaration of Trust (each a “Restated Declaration” and collectively, the “Restated Declarations”) for each Fund. The Manager anticipates that the overall effect of these changes will be to make the administration of the Funds more efficient and provide greater flexibility for the operations of the Funds, within the limits of applicable law.

The Board of Trustees of your Fund has approved the Restated Declaration in the form attached to this Proxy Statement as Exhibit D and unanimously recommends that the shareholders of each Fund authorize the Trustees to adopt the Restated Declarations. Adoption of the Restated Declarations will not result in any changes to any Fund’s Trustees (the same Nominees proposed in Proposal 1) or officers or in the investment policies and shareholder services described in each Fund’s current prospectus.

Why do the Funds’ Trustees Recommend Approval of the Restated Declarations?

The Restated Declarations are a more modern form of trust instrument for a Massachusetts business trust, and going forward, will be used as the standard Declaration of Trust for all new Oppenheimer funds organized as Massachusetts business trusts (including the three Funds described in Proposal 2 if approved by shareholders). The Trustees believe adoption of the Restated Declarations will result in more efficient and economical governance of each Fund.

The Restated Declarations provide the Trustees with more flexibility and broader authority than under the Current Declarations. This increased flexibility is intended to allow the Trustees to react more quickly to changes in competitive and regulatory conditions, and as a consequence, may allow the Funds to operate in a more efficient and economical manner. Although the Restated Declarations reduce or remove certain shareholder voting and other rights, as more fully discussed below, adoption of the Restated Declarations will not affect any of the protections afforded to shareholders under federal law.

Furthermore, adoption of the Restated Declarations would not alter the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ best interests. Please see further below for descriptions of the specific changes.

If, the Restated Declarations are not approved by a majority shareholder vote, those provisions of the Restated Declaration that might be deemed to have the effect of diminishing or eliminating voting rights of shareholders, will not take effect, and the relevant provisions of the Current Declarations will remain in effect. However, the Trustees, without shareholder approval, are permitted to amend the Current Declarations with respect to any provisions that do not materially adversely affect the rights of shareholders. Therefore, shareholders should note that the Trustees may utilize this authority to adopt many of the provisions of the Restated Declarations, even if the Restated Declarations are not approved by a majority shareholder vote.

If this Proposal is approved, the Manager plans to review each Fund’s current by-laws and may propose to the Trustees that they adopt Amended and Restated By-Laws for each Fund to make consistent or necessary and appropriate changes based on the Restated Declarations. No shareholder approval would be required for the Amended and Restated By-Laws. If this Proposal is approved, the Restated Declarations for each Fund will become effective when a majority of the Trustees has signed the Restated Declarations and caused it to be filed with the Secretary of the Commonwealth of Massachusetts.

Summary of Important Differences

A summary of the more important differences between the Restated Declarations and the Current Declarations is set forth below. Not all of the differences between the Restated Declarations and the Current Declarations are described below and you should carefully review the form of Restated Declaration in Exhibit D. The discussion below is qualified in its entirety by reference to the form of Restated Declaration.

I. Matters Relating to the Trustees

A. Trustee Standard of Care

The Current Declarations provide that a Trustee shall be liable for his or her own “willful misfeasance, bad faith, gross negligence or reckless disregard” of the duties involved in the conduct of the office of Trustee. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. This standard should apply equally to all Trustees, including a Trustee who serves as chair of the Board, the lead or assistant lead Independent Trustee, if any, a member or chair of a committee of the Board, or an expert on any topic or in any area (including an audit committee financial expert).

Section 9.3 of the form of Restated Declaration includes language to clarify that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead or assistant lead independent Trustee, if any, a member or chair of a committee of the Board, or an expert on any topic or in any area (including an audit committee financial expert), will not be subject to any greater standard of care or liability because of such position. The Current Declarations do not specifically address this matter.

Because the Funds are organized as business trusts under state law, the Funds’ Trustees, like other corporate directors, are subject to a ‘‘duty of care’’ and a ‘‘duty of loyalty’’under state and common law fiduciary principles, as well as the obligations imposed on them under the Investment Company Act. A Trustee designated as chairman of the board or any committee or an expert on any topic or in any area (including an audit committee financial expert) should not be held to a stricter standard of liability. The concept of an “audit committee financial expert” is derived from rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. The SEC’s rules require a public company (including each Fund) to disclose that it has at least one "financial expert" on its audit committee or, otherwise, explain why it does not. In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.”

Although this may be persuasive guidance, as stated earlier, the standard of care imposed on Trustees is a matter governed by Massachusetts law rather than by federal law or regulations or the SEC. Therefore, as an extra safeguard for Trustees of the Funds, the proposed change would make clear that one standard of liability applies for all Trustees, without regard to designation of additional responsibilities or titles, or any implied expertise or qualifications based on the assumption of an additional position.

The proposed change is expected to improve the ability of the Funds to maintain and attract Trustees to serve on the Board’s Audit Committee and in certain other leadership roles without uncertainty over the standard of care to which they may be subject.

B. Indemnification of Trustees and Officers

The Current Declarations provide for the indemnification by the Funds of Trustees and officers, with certain exceptions. Section 9.5 of the form of Restated Declaration modifies the indemnification provision by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The form of Restated Declaration provides that, in making either of these determinations, the Independent Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties and has acted in good faith in the reasonable belief that his action was in the best interest of the applicable Trust.

C. Trustee Policies Regarding the Number of Trustees and Terms of Office or Retirement

Section 5.4 of the form of Restated Declaration provides clarity that the Trustees may adopt policies with respect to terms of office or retirement of the Trustees. This is not stated in the Current Declaration although there is no prohibition on the Trustees adopting such policies.

Section 5.2 of the form of Restated Declaration allows the Trustees the flexibility of establishing the number of Trustees to serve on the Board and modernizes a burdensome and outdated limitation on the number of trustees for several Funds. For example (and as described in Proposal 3(b)), the combined Current Declaration for Oppenheimer Quest Balanced Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Small- & Mid- Cap Value Fund imposes a maximum number of seven Trustees that can serve on the Board.

II. Matters Relating to Shareholder Rights

A. Reduced Quorum for Shareholder Meetings

Each of the Funds’ Current Declarations provides that a majority of the shares entitled to vote or a majority of the shares outstanding shall constitute a quorum at a shareholders’ meeting. Section 4.7 of the form of Restated Declaration states that quorum requirement shall be set forth in the by-laws which cannot be less than 30% of the shares entitled to vote at the meeting. It is expected that upon approval of the Restated Declarations, the Trustees will amend the Funds’ bylaws to lower the quorum requirements to one-third (33.3%) of the shares entitled to vote.

A lower quorum requirement could, in certain instances, prevent the expense of adjourning a meeting or having to conduct additional solicitations of shareholders if a lower quorum threshold was present in person or by proxy. The minimum quorum threshold (i.e., one-third) would be sufficient to elect trustees, but certain other proposals would require a larger number of shareholders to be present to meet the threshold required to approve the proposal. For example, federal law generally requires that shareholders holding at least half the shares entitled to vote be present or represented by proxy to approve investment advisory contracts or fund mergers, even if the quorum requirement is less than 50%.

B. Authorization of Fund Mergers or Terminations without Shareholder Approval

Unlike the Current Declarations, Section 10.2 of the form of Restated Declaration would generally permit the Trustees, unless otherwise required by applicable federal or state laws, to consolidate or merge with one or more other entities, or to terminate a Fund without shareholder approval. The Current Declarations require shareholder approval in order to affect these types of mergers (but not terminations) on behalf of the Funds. Under certain circumstances, it may not be in the shareholders’ interest to require a shareholder meeting to permit certain mergers that do not raise significant issues for shareholders—for example, merging two Oppenheimer funds, with the same portfolio manager, the same investment principles and the same fee structures in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders .

Rule 17a-8 under the Investment Company Act reduces the need for affiliated funds (such as the Funds) to incur the expense of soliciting proxies when a reorganization or merger of two funds does not raise significant issues for shareholders. Rule 17a-8 requires the Board of Trustees (including a majority of the Independent Trustees) to determine that any merger is in the best interest of both funds and will not dilute the interest of their existing shareholders.

Rule 17a-8 requires the Trustees of a fund to be merged to make certain determinations and requires shareholder approval unless certain conditions are satisfied, including that there may be no material changes in the investment advisory contract of the Fund, the independent trustees of the acquired fund will be a majority of the trustees of the surviving fund, and that any distribution fees pursuant to Rule 12b-1 under the Investment Company Act will not be increased. Because of this requirement, some mergers will require shareholder approval even though the Restated Declarations would not otherwise require it. In addition, the Trustees would have the option to require shareholder approval of any merger (even if not otherwise required) if they determined that such a vote was necessary or desirable. A reorganization or merger could, in certain circumstances, increase a Fund’s or class’ expense ratio or redemption fees, change certain investment policies or strategies or other aspects of a shareholder’s investment.

Shareholders are not being asked to approve any fund mergers at this time. However, if this Proposal is approved, the Trustees may from time to time in the future rely on the Restated Declaration to authorize mergers of the Funds in circumstances in which shareholders might otherwise have previously been asked to vote.

Section 10.2 of the form of Restated Declaration would eliminate certain unnecessary and unduly burdensome requirements and provide the Trustees with more flexibility and broader authority to react more quickly to changes in competitive and regulatory conditions. As a result, the Funds may be able to operate in a more efficient and economical manner.

These provisions, however, would not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ best interests. Before utilizing any new flexibility that the Restated Declarations might afford, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest. Any exercise of the Trustees’ increased authority under the Restated Declarations is also subject to any applicable requirements of the Investment Company Act and Massachusetts law. Of course, in all cases, shareholders would receive appropriate written notification of any transactions.

C. Derivative Actions

Section 9.8 of the form of Restated Declaration provides that a shareholder may not bring or maintain a court action, proceeding or claim on behalf of a Fund without, among other things, first making a written demand on the Board requesting that the Trustees bring the action on behalf of that Fund. The written demand must be executed by at least five non-related shareholders of the Fund. The demand also must include, among other things, a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief; a statement to the effect that the complaining shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the Fund or the affected class and an explanation of why the complaining shareholders believe that to be the case; and a list of all other derivative or class actions in which any of the complaining shareholders is or was a named plaintiff. Additionally, shareholders owning shares representing at least five percent (5%) of the voting power of the Fund or the affected class must join in bringing the derivative action.

This provision incorporates recent changes in Massachusetts corporate law that requires that a demand be made in all circumstances. The Current Declarations do not include any such provisions regarding the bringing of shareholder derivative actions.

These provisions of the Restated Declaration are intended to save the time and expense of bringing a suit that the Board in its judgment does not believe would be in the best interests of the Fund and to align more closely the rights and powers of shareholders and the Board of Trustees with respect to derivative actions to those of shareholders and directors, respectively, of a Massachusetts business corporation. The effect of this change may be to discourage suits brought in the name of the Fund by shareholders.

D. Forum Selection

Section 11.4(d) of the form of Restated Declaration requires that actions by shareholders against a Fund be brought only in the federal district court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in New York state court. The Current Declarations do not contain such provisions on forum selection.

E. Redemption of Shares

The Current Declarations generally only address the involuntary redemption of shares in certain limited circumstances. For the avoidance of doubt and to ensure that each Fund can meet the requirements of applicable law and take actions to protect the interests of the Fund, the Restated Declarations clarify when the Trustees may require shareholders to redeem shares. Section 8.5 of the form of Restated Declaration permits involuntary redemption of a shareholder’s shares at any time for any reason the Trustees deem appropriate, subject to the Investment Company Act and other applicable law, including, but not limited to, the following circumstances: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, which may differ for any Fund or class; (b) if a particular shareholder’s ownership of shares would disqualify a Fund as a regulated investment company for tax purposes; (c) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of a Fund (for example, in the case of a market timer); (d) upon a shareholder’s failure to provide sufficient identification to permit a Fund to verify the shareholder’s identity; (e) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular Fund or class of shares; (f) when a Fund is requested or compelled to do so by governmental authority or applicable law; and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of Fund shares.

III. Operational Matters

A. Eliminate Need to Amend Current Declarations to Change Registered Agent or Principal Place of Business/Classes of Shares

Both the Current Declarations and the Restated Declarations permit the Trustees to designate the registered agent and a principal place of business for the Funds. However, the Current Declarations specifically identify by name the entity appointed as the Registered Agent and the location of the principal place of business.

There is no requirement that the name of the registered agent or the place of the principal place of business be included in the text of the declaration of trusts. As a result, a number of amendments filed for the Funds are the result solely of name changes of the registered agent. The Restated Declarations would allow the Trustees to appoint or change the designated agent or principal place of business by a resolution or written consent of a majority of the Trustees. As a result, it would no longer be necessary for an amendment to be filed with the local and state governments if these changed or if the registered agent changes its name or address. This is expected to reduce the burdens of administration of the relevant Funds, including legal expenses and filing fees.

B. Eliminate Need to Amend Declaration to Establish or Change Name of Series or Classes of Shares

The Current Declarations generally list the series of the Fund within the Declarations. Both the Current Declarations and the Restated Declaration permit the Trustees to authorize the division of shares into additional classes of shares. However, the Current Declarations generally also specifically identify by name the series (or fund). The Current Declarations also specifically identify the classes that have been established by the Trustees (for example, Class A, Class B, Class C, Class N, or Class Y).

The effect of these provisions is to require an amendment to the Current Declaration to be executed by the Trustees and filed with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston each time a series (a fund) is added, terminated, or changes its name and each time a class is established by the trustees.

There is no requirement that the name of the series or the specific class established be included in the text of the declaration of trusts. As a result, a number of amendments filed for the Funds are the result solely of name changes of the Funds or from the establishment of a new class of shares. The Restated Declarations would allow the Trustees to establish a new series (a fund) or class of shares, or change the name of a Fund or class of shares, by a resolution or written consent of a majority of the Trustees. It would no longer be necessary for an amendment to be filed with the local and state governments. This is expected to reduce the burdens of administration of the relevant Fund, including legal expenses and filing fees.

C. Disclosure of Shareholder Holdings

Section 4.10 of the form of Restated Declaration specifically authorizes the Board to require disclosure from shareholders with respect to the direct and indirect ownership of Fund shares in order to comply with various laws or regulations, or as the Board may otherwise decide. The Restated Declarations also permit the Board to disclose this information for any reason, and, to redeem shares held by shareholders that do not comply with such a demand. The Board may require such information, for example, to assist a Fund in complying with its market timing policies and applicable anti-money laundering regulations. The Current Declarations do not specifically address such disclosure.

D. Cancellation of Share Certificates

Section 4.4(b) of the form of Restated Declaration permits the Trustees to determine that shares may be held in book-entry form only, to cancel any outstanding share certificates upon written notice to shareholders holding certificates, even if the certificates are not surrendered to the Fund. The cancellation of share certificates will not affect ownership by shareholders of the shares evidenced by such certificates.

E. Net Asset Value—Elimination of Calculation

The Current Declarations generally include a specific description of how the net asset value per share is calculated (value of net assets less the liabilities divided by the total number of outstanding shares. Section 8.7 of the form of Restated Declaration merely provides the Trustees with the authority to determine the methods for determining the net asset value. In practice, the determination of net asset value is dictated by regulations and, regardless of the language in the Restated Declarations, this change will not affect operations of the Funds. However, there is no requirement that a declaration of trust contains such specific language and eliminating the precise text affords the Trustees with sufficient flexibility in the unlikely event that the regulations governing the method of calculation were changed in the future.

F. Additional Differences

The Current Declarations are substantially identical to the Restated Declarations. The differences between them include dates of adoption, names of series, variations in organization, and wording or punctuation in certain clauses.

THE BOARD OF TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 3(a)

PROPOSAL 3(b)

TO AMEND THE DECLARATION OF TRUST FOR THE FOLLOWING THREE FUNDS TO PROVIDE THAT THE AUTHORIZED NUMBER OF TRUSTEES SHALL BE DETERMINED BY THE TRUSTEES (Only if Proposal 3(a) is not approved)

•	Oppenheimer Quest Balanced Fund

•	Oppenheimer Quest Opportunity Value Fund

•	Oppenheimer Small- & Mid- Cap Value Fund

Article II, Section 2.1 (Number of Trustees) of the above three Funds’ combined Current Declaration provides that:

The number of Trustees shall be such number as shall be fixed from time to time by written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three or more than seven.

Section 11.3 of the Current Declaration only allows the Trustees to amend the Current Declaration without a vote of shareholders to “change the name of the Trust, to supply any omission, to cure, correct, or supplement any ambiguous, defective or inconsistent provision” or to conform to applicable laws or regulations. Section 11.3 does allow the Current Declaration to be amended by vote of the shareholders.

The Funds’ current Board III has six Trustees. However, Board III and its nominating committee want to expand the Board to eleven Trustees to allow for the election of the Board I Trustees (as described more fully under Proposal 1. These three Funds are the only Funds in this Proxy Statement whose Current Declaration includes such a limitation.

If the Restated Declaration for these three Funds (as described in Proposal 3(a) and attached as Exhibit C) is approved by shareholders, this Proposal 3(b) will no longer be necessary and will be withdrawn at the Meeting. Section 5.2 of the Restated Declaration would allow the Trustees the flexibility to establish the number of Trustees. Therefore, the Restated Declaration does not include the limiting provision contained in the Funds’ Current Declaration and would replace the Funds’ Current Declaration in its entirety.

However, in the event that Proposal 3(a) is not approved, your Fund’s Board recommends that Section 2.1 of the Funds’ Current Declaration be amended so that it is consistent with the text in the Restated Declaration. Accordingly, the Board of each Fund recommends that Article II, Section 2.1 of the Funds’ Current Declaration be amended to read as follows:

By a majority vote or consent of the Trustees as may then be in office, the Trustees may, from time to time, establish the number of Trustees.

Subject to shareholder approval of Proposal 3(a) (or this Proposal 3(b) if Proposal 3(a) is not approved), the Board of each Fund is recommending that the eleven Nominees discussed in Proposal 1 be elected. However, if neither Proposal 3(a) nor this Proposal 3(b) is approved by shareholders, it is anticipated that four Nominees will withdraw as nominees for Trustee of these three Funds at the Meeting.

THE BOARD OF TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 3(b)

*     *     *     *     *     *

INFORMATION REGARDING THE FUNDS

As of the close of business on the Record Date, February 24, 2009, each Fund had the following numbers of shares outstanding. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional vote).

Fund	Shares Outstanding as of February 24, 2009 (All Classes)
Oppenheimer Quest Balanced Fund*	208,174,695.996
Oppenheimer Quest Opportunity Value Fund*	65,572,850.574
Oppenheimer Small- & Mid-Cap Value Fund*	109,290,713.878
Oppenheimer Quest International Value Fund, Inc.	46,323,517.197
Oppenheimer Rising Dividends Fund, Inc.	103,392,423.072
Rochester Fund Municipals	556,540,307.674
Limited Term New York Municipal Fund	1,180,010,633.651

___________

* Quest Balanced Fund, Quest Opportunity Value Fund and Small- & Mid-Cap Value Fund are each organized as a series of a single trust and, therefore, these three Funds vote together, as a single class.

Beneficial Owners. Occasionally, the number of shares of a Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of the Record Date, to the best of the knowledge of each Fund, the following shareholders owned of record, or beneficially owned, 5% or more of any class of the outstanding voting shares of such Fund:

Oppenheimer Quest Balanced Fund

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn/#97CK8, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 5,625,110.095 Class B shares (representing approximately 15.94% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn/#97HX9, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 3,780,056.043 Class C shares (representing approximately 11.55% of the Fund’s then outstanding Class C shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 3,780,056.043 Class N shares (representing approximately 11.55% of the Fund’s then outstanding Class N shares).

Mass Mutual Life Insurance Co., Separate Investment Acct, 1295 State St MIP C105, Springfield, MA 01111-0001, which owned 1,670,516.021 Class Y shares (representing approximately 53.31% of the Fund’s then outstanding Class Y shares).

Taynik & Co., c/o Investors Bank & Trust FPG90, P.O. Box 9130, Boston, MA 02117-9130, which owned 1,075,593.193 Class Y shares (representing approximately 34.32% of the Fund’s then outstanding Class Y shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 209,612.048 Class Y shares (representing approximately 6.69% of the Fund’s then outstanding Class Y shares).

Oppenheimer Quest Opportunity Value Fund

Charles Schwab & Co. Inc., Special Custody Account for the Exclusive Benefit of Customers Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122, which owned 2,902,002.447 Class A shares (representing approximately 5.65% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn/#97HX7, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 638,595.935 Class C shares (representing approximately 8.16% of the Fund’s then outstanding Class C shares).

Orchard Trust Co. LLC, FBO Oppen Recordkeeperpro, 8515 East Orchard Road, Greenwood Village, CO 80111-5002, which owned 74,373.904 Class N shares (representing approximately 7.71% of the Fund’s then outstanding Class N shares).

Mass Mutual Life Insurance Co., Separate Investment Acct, 1295 State Street MIP C105, Springfield MA 01111-0001, which owned 360,138.359 Class Y shares (representing approximately 34.96% of the Fund’s then outstanding Class Y shares).

Taynik & Co., c/o Investors Bank & Trust FPG90, P.O. Box 9130, Boston, MA 02117-9130, which owned 285,391.069 Class Y shares (representing approximately 27.70% of the Fund’s then outstanding Class Y shares).

LPL Financial, FBO: Customer Accounts, P.O. Box 509046, San Diego, CA 92150-9046, which owned 274,662.722 Class Y shares (representing approximately 26.66% of the Fund’s then outstanding Class Y shares).

Oppenheimer Small- & Mid- Cap Value Fund

Charles Schwab & Co. Inc., Special Custody Acct for the Exclusive Benefit of Customers, Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122, which owned 9,311,974.667 Class A shares (representing approximately 13.11% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn/#971J1, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 5,542,134.913 Class A shares (representing approximately 7.80% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn/#97CL0, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 507,105.751 Class B shares (representing approximately 7.00% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn/#07HX8, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 3,847,338.480 Class C shares (representing approximately 22.96% of the Fund’s then outstanding Class C shares).

CitiGroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 1,104,322.281 Class C shares (representing approximately 6.59% of the Fund’s then outstanding Class C shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 1,939,819.496 Class N shares (representing approximately 19.46% of the Fund’s then outstanding Class N shares).

Hartford Life Insurance Co., Separate Account 457 Attn UIT Operations, P.O. Box 2999, Hartford, CT 06104-2999, which owned 1,161,418.631 Class N shares (representing approximately 11.65% of the Fund’s then outstanding Class N shares).

Oppenheimer Portfolio Series Active Allocation Tact Comp, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 1.546,329.178 Class Y shares (representing approximately 35.51% of the Fund’s then outstanding Class Y shares).

Taynik & Co., c/o Investors Bank & Trust FPG90, P.O. Box 9130, Boston, MA 02117-9130, which owned 479,201.369 Class Y shares (representing approximately 11.00% of the Fund’s then outstanding Class Y shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 396,896.935 Class Y shares (representing approximately 9.11% of the Fund’s then outstanding Class Y shares).

Oppenheimer LifeCycle Transition 2030 Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 310,026.397 Class Y shares (representing 7.11% of the Fund’s then outstanding Class Y shares).

CitiGroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 264,058.843 Class Y shares (representing approximately 6.06% of the Fund’s then outstanding Class Y shares).

Oppenheimer LifeCycle Transition 2020 Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 247,945.838 Class Y shares (representing 5.69% of the Fund’s then outstanding Class Y shares).

FIIOC TR Dassault Systemes Employee SAVI, 100 Magellan Way (KWIC), Covington, KY 41018, which owned 221,141.639 Class Y shares (representing approximately 5.07% of the Fund’s then outstanding Class Y shares).

Oppenheimer Quest International Value Fund, Inc.

Unified Fund Services, Inc., Attn Recon, 2960 North Meridian Street #300, Indianapolis, IN 46208-4715, which owned 1,476,129.954 Class A shares (representing approximately 7.53% of the Fund’s shares then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 63,583.156 Class N shares (representing approximately 8.01% of the Fund’s then outstanding Class N shares).

Oppenheimer International Diversified Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO 80112-3924, which owned 19,577,371.474 Class Y shares (representing approximately 98.67% of the Fund’s shares then outstanding Class Y shares).

Oppenheimer Rising Dividends Fund, Inc.

Edward D. Jones & Co., Attn Mutual Fund, Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 4,779,626.989 Class A shares (representing approximately 6.54% of the Fund’s shares then outstanding Class A shares).

Charles Schwab & Co. Inc., Special Custody Acct for the Exclusive Benefit of Customers, Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122, which owned 4,032,287.857 Class A shares (representing approximately 5.51% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn #97HY0, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 1,053,833.292 Class C shares (representing approximately 7.37% of the Fund’s then outstanding Class C shares).

Orchard Trust Co. LLC, FBO Oppen Recordkeeperpro, 8515 East Orchard Road, Greenwood Village, CO 80111-5002, which owned 321,820.504 Class N shares (representing approximately 11.09% of the Fund’s shares then outstanding Class N shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 313,033.070 Class N shares (representing approximately 10.78% of the Fund’s then outstanding Class N shares).

Mass Mutual Life Insurance Co., Separate Investment Acct, 1295 State Street MIP C105, Springfield, MA 01111-0001, which owned 1,654,344.380 Class Y shares (representing approximately 37.84% of the Fund’s shares then outstanding Class Y shares).

NFS LLC FEBO, US Bank National Association, Omnibus – Reinvestreinvest, 1555 North Rivercenter Drive Suite 302, Milwaukee, WI 53212-3958, which owned 1,209,181.589 Class Y shares (representing approximately 27.66% of the Fund’s shares then outstanding Class Y shares).

Taynik & Co., c/o Investors Bank & Trust FPG 90, P.O. Box 9130, Boston, MA 02117-9130, which owned 608,181.573 Class Y shares (representing approximately 13.91% of the Fund’s shares then outstanding Class Y shares).

Edward D. Jones & Co., Attn Mutual Fund, Shareholder Accounting, 201 Progress Parkway, Maryland Heights, MO 63043-3009, which owned 405,878.616 Class Y shares (representing approximately 9.28% of the Fund’s shares then outstanding Class Y shares).

CitiGroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 309,135.421 Class Y shares (representing approximately 7.07% of the Fund’s then outstanding Class Y shares).

Rochester Fund Municipals

CitiGroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 54,452,656.025 Class A shares (representing approximately 12.00% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn/975G2, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 36,312,140.874 Class A shares (representing approximately 8.00% of the Fund’s then outstanding Class A shares).

CitiGroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 1,357,970.452 Class B shares (representing approximately 6.95% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admnistration, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 1,351,106.828 Class B shares (representing approximately 6.91% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 15,450,216.170 Class C shares (representing approximately 19.41% of the Fund’s then outstanding Class C shares).

CitiGroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 11,429,358.050 Class C shares (representing approximately 14.36% of the Fund’s then outstanding Class C shares).

Morgan Stanley & Co., Attn Mutual Funds Operations, Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311, which owned 4,015,352.776 Class C shares (representing approximately 5.04% of the Fund’s then outstanding Class C shares).

Prudential Investment MNG SVCS, FBO Mutual Fund Clients, Attn: Pruchoice Unit, 100 Mulberry Street, Mail Stop NJ 05-11-20, Newark, NJ 07102, which owned 742,020.824 Class Y shares (representing approximately 18.66% of the Fund’s then outstanding Class Y shares).

NFS LLC FEBO Alliance Bank NA, Alliance Bank Trust Department, 160 Main Street, Oneida, NY 13421-1629, which owned 13421-1629 Class Y shares (representing approximately 5.25% of the Fund’s then outstanding Class Y shares).

Limited Term New York Municipal Fund

CitiGroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 75,047,021.061 Class A shares (representing approximately 9.07% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn/977T4, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 71,123,945.601 Class A shares (representing approximately 8.59% of the Fund’s then outstanding Class A shares).

Morgan Stanley & Co., Attn Mutual Funds Operations, Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311, which owned 46,936,477.561 Class A shares (representing approximately 5.67% of the Fund’s then outstanding Class A shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 1,656,181.746 Class B shares (representing approximately 5.84% of the Fund’s then outstanding Class B shares).

Merrill Lynch Pierce Fenner & Smith, Inc. for the Sole Benefit of its Customers Attn Fund Admn, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 77,746,107.733 Class C shares (representing approximately 23.97% of the Fund’s then outstanding Class C shares).

CitiGroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor 333 West 34th Street, New York, NY 10001-2483, which owned 38,444,766.446 Class C shares (representing approximately 11.85% of the Fund’s then outstanding Class C shares).

Morgan Stanley & Co., Attn Mutual Funds Operations, Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311, which owned 20,020,211.167 Class C shares (representing approximately 6.17% of the Fund’s then outstanding Class C shares).

The Manager, the Distributor, and Transfer Agent. Subject to the authority of the Board, the Manager is responsible for the day-to-day management of the Funds’ business pursuant to its investment advisory agreement with each Fund. Oppenheimer Capital LLC is the sub-adviser for Oppenheimer Quest Balanced Fund, subject to the supervision of the Manager.

OppenheimerFunds Distributor, Inc. (the “Distributor”), a wholly owned subsidiary of the Manager, is the general distributor of the Funds’ shares. The Manager and the Distributor are located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008. OppenheimerFunds Services, a division of the Manager, located at 6803 South Tucson Way, Centennial, CO 80112, serves as the transfer and shareholder servicing agent (the “Transfer Agent”) for the Funds.

The Manager (including affiliates and subsidiaries) managed more than 100 funds with more than six million shareholder accounts as of December 31, 2008. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. (“OAC”), a holding company controlled by Massachusetts Mutual Life Insurance Company (“MassMutual”). OAC also is located at Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by certain officers and/or directors of the Manager and MassMutual. No institution or person holds 5% or more of OAC’s outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

Portfolio Managers (and Officers) of the Funds

Information is given below about the portfolio managers (and also officers) of the Funds, including their business experience during the past five years. The address of each of the officers in the chart below is Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008.

Name, Position(s) Held with Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Scott S. Cottier, Vice President and Senior Portfolio Manager, Limited Term New York Municipal Fund since 2005; Rochester Fund Municipals since 2002 Age: 37	Vice President of the Manager since 2002; an officer of 18 portfolios in the OppenheimerFunds complex.
John Damian, Vice President and Portfolio Manager Small- & Mid-Cap Fund since 2001 Age: 40

Senior Vice President and Head of Value Equity Investments since February 2007; Vice President of the Manager (September 2001-February 2007); an officer of 3 portfolios in the OppenheimerFunds complex.

Emmanuel Ferreira, Vice President and Portfolio Manager Quest Opportunity Value Fund since 2004 Age: 41	Vice President of the Manager since January 2003. An officer of 3 portfolios in the OppenheimerFunds complex.
Martin Fetherston, Portfolio Manager Quest Balanced Fund since 2008

Vice President of Oppenheimer Capital, LLC the parent company of OpCap Advisers (the “Sub-Adviser”) and a Chartered Financial Analyst (since June 2008). Prior to joining the Sub-Adviser in 2007, he was a portfolio manger for First Investors Management Company managing the investment grade portfolios and corporate bonds from 2006. He was a Senior Portfolio Manager at the Dreyfus Corporation from 2002 to 2006.

Ronald H. Fielding, Vice President and Senior Portfolio Manager Limited Term New York Municipal Fund since 1996; Rochester Fund Municipals since 1996 Age: 59	Senior Vice President of the Manager since January 1996; Chairman of the Rochester Division of the Manager since January 1996; an officer of 18 portfolios in the OppenheimerFunds complex.
Dominic Freud, Vice President and Portfolio Manager Quest International Value Fund, Inc. since 2005 Age: 49

Vice President of the Manager since April 2003. Formerly, a Partner and European Equity Portfolio manager at SLS Management (January 2002 – February 2003). An officer of 3 portfolios in the OppenheimerFunds complex.

Colin Glinsman Portfolio Manager Quest Balanced Fund since 2008	Managing Director and Chief Investment Officer of Oppenheimer Capital, LLC the parent company of OpCap Advisers (the “Sub-Adviser”); employed by Oppenheimer Capital since 1989.
Joseph R. Higgins, Vice President and Portfolio Manager Rising Dividends Funds, Inc. since 2007 Age: 47

Vice President of the Manager since May 2004; member of the OFIIAMI’s Growth Equity Team’s Investment Policy and Strategy Committee since May 2004; Vice President (1991-2003) and equity portfolio manager (1993-2003) for Swiss Re Asset Management, Inc. An officer of 2 portfolios in the OppenheimerFunds complex.

Daniel G. Loughran, Vice President and Senior Portfolio Manager Limited Term New York Municipal Fund since 2005; Rochester Fund Municipals since 2005 Age: 45	Vice President of the Manager since April 2001. Vice President of the Rochester Division of the Manager since January 1996 An officer of 18 portfolios in the OppenheimerFunds complex.
Neil M. McCarthy Vice President and Portfolio Manager Rising Dividends Funds, Inc. since 2007 Age: 51

Vice President of the Manager since September 2003; Chairman and Chief Investment Officer of OFI Institutional Asset Management, Inc.’s Growth Equity Team’s Investment Policy and Strategy Committee since September 2003. Chief Executive Officer and Chief Investment Officer of Windham Capital Management (April 1988-September 2003). An officer of 2 portfolios in the OppenheimerFunds complex.

Troy E. Willis, Vice President and Senior Portfolio Manager Limited Term New York Municipal Fund since 2005; Rochester Fund Municipals since 2005 Age: 35

Vice President of the Manager since 2005; Associate Portfolio Manager of the Manager since 2003; corporate attorney for Southern Resource Group (1999-2003). An officer of 18 portfolios in the OppenheimerFunds complex.

MORE ON PROXY VOTING AND THE MEETING

General information about Proxy Voting. For all Funds, each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. Quest Balanced Fund, Quest Opportunity Value Fund and Small- & Mid-Cap Value Fund are each organized as a series of a single trust and, therefore, these three Funds vote together, as a single class. All other Funds vote on an individual fund basis.

Proxy Statement Costs. The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies will be paid by the Funds. Costs paid by the Funds will be allocated among the Funds on the basis of relative net assets.

Because the Proposals described in this Proxy Statement will benefit the Funds and their shareholders, the Board has authorized that the cost and expenses described above, including the costs associated with soliciting proxies, be paid by the Funds, whether or not the Proposals are approved. Approval of the Proposals described in this Proxy Statement will enable the Trustees to manage the Funds more effectively and efficiently by expanding their ability to revise the Funds’ Declarations of Trust to respond to future contingencies, changes in industry standards, economic conditions, and regulatory changes. Approval of these Proposals also will, among other things, minimize the time and expense of shareholder meetings and permit the Board to act quickly when it is in the interests of shareholders to do so.

Additionally, approval of the Proposals in this Proxy Statement will further efforts to streamline the administration of the Funds and standardize the terms of the Declarations of Trust of all of the Funds in this Proxy Statement while eliminating costs that are being incurred to operate different business entities in different legal jurisdictions. Even if the Reorganizations described in Proposal 2 or the Restated Declarations described in Proposal 3(b) are approved and completed, the Board would still be required to submit a future amendment to a Restated Declaration to a vote of a Fund's shareholders if such a vote were required by applicable law. In addition, the Board could determine at any time to submit a future amendment to a Restated Declaration for a vote of the shareholders, even though not required by law or by the Restated Declaration itself.

Solicitation of Proxies. Officers of the Funds or officers and employees of the Transfer Agent, without extra compensation, may conduct solicitations personally, by mail, by telephone, or by any other electronic means available.

Proxies also may be solicited by a proxy solicitation firm hired at the Funds’ expense to assist in the solicitation of proxies. It is estimated that the aggregate cost of engaging a proxy solicitation firm may be approximately $1.5 million. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Funds and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Funds for their expenses to the extent the Funds would have directly borne those expenses.

Currently, if any Fund determines to retain the services of a proxy solicitation firm, the Fund anticipates retaining The Altman Group. Any proxy solicitation firm engaged by a Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

If a Fund does engage a proxy solicitation firm, as the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder’s instructions on such proposals. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote. The solicitation firm representative may read any recommendation set forth in the Proxy Statement. The solicitation firm representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided, via the internet or attend in person. Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1-800-331-5908. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signed the enclosed proxy ballot(s) and mailing the proxy ballot in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials. You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting. The Funds have arranged to have votes recorded by telephone. Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting. You may also vote over the Internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers (“street account shares”) will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with Proposal 1. Beneficial owners of street account shares cannot vote at the meeting. Only record owners may vote at the meeting.

A “broker non-vote” is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions (but not broker non-votes) will have the same effect as a vote against the relevant proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans. Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Funds’ other shareholders have been timely received.

Quorum.

•

Shareholders of Oppenheimer Quest Balanced Fund, Oppenheimer Quest Opportunity Value Fund and Oppenheimer Small- & Mid-Cap Value Fund (each a series of Oppenheimer Quest for Value Funds) will vote together for each Proposal. The presence in person or by proxy of the holders of record of a majority of the three Funds’ aggregate total shares outstanding and entitled to vote constitutes a quorum at the Meeting for each Proposal.

•	Shareholders of all other Funds will vote separately. The presence of a majority of each Fund’s shares outstanding and entitled to vote entitled to vote constitutes a quorum.

Shares whose proxies reflect an abstention on any Proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for each Proposal.

Shares over which broker-dealers have discretionary voting power and shares whose proxies reflect an abstention on the proposal are all counted as shares present and entitled to vote for purposes of determining whether the required quorum exists for the Proposal. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with Proposal 1. Shares that represent broker non-votes cannot be voted for Proposals 2 or 3 and are not counted as shares present for purposes of determining whether the required quorum exists for Proposals 2 or 3.

Required Vote

Fund                                                           Proposals to be Voted on:                                                                     1     2     3(a)     3(b)

            (if applicable)

Oppenheimer Quest Int’l Value Fund, Inc.      X      X
Oppenheimer Rising Dividends Fund, Inc.     X      X
Oppenheimer Quest Balanced Fund                X              X       X
Oppenheimer Quest Opportunity Value Fund  X              X       X
Oppenheimer Small- & Mid-Cap Value Fund X              X       X

Limited Term New York Municipal Fund       X              X

Rochester Fund Municipals                             X              X

Proposal 1: Electing Trustees.

•

For Quest Balanced Fund, Quest Opportunity Value Fund and Small- & Mid-Cap Value Fund, persons nominated as Trustees must receive a majority of the aggregate shares (of the three Funds combined) represented in person or by proxy and entitled to vote at the Meeting.

•

For Rochester Fund Municipals and Limited Term New York Municipal Fund, persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven nominees receiving the highest number of affirmative votes for each Fund cast at the Meeting will be elected.

•	For Quest International Value Fund, persons nominated as Trustees must receive a majority of the shares entitled to vote held by shareholders present at the Meeting.

•	For Rising Dividends Fund, persons nominated as Trustees must receive a majority of each respective Fund’s votes cast at the meeting.

Proposal 2 (Reorganization), Proposal 3 (Restated Declaration), and Proposal 4 (Amendment to Current Declaration):

•

For Quest Balanced Fund, Quest Opportunity Value Fund and Small- & Mid- Cap Value Fund, each Proposal must be approved by a majority of the shares (of the three Funds in the aggregate) represented in person or by proxy and entitled to vote at the Meeting.

•	For Rochester Fund Municipals and Limited Term New York Municipal Fund, each Proposal must be approved by a majority of the shares voted at the Meeting.

•	For Quest International Value Fund, each Proposal must be approved by a majority of the shares entitled to vote held by shareholders present at the Meeting.

•	For Rising Dividends Fund, each Proposal must be approved by a majority of the total number of shares outstanding.

In the event a quorum is not present or sufficient votes in favor of one of the proposals set forth in the Notice of Meeting of Shareholders or is not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds’ shareholders. A vote may be taken on a proposal in this Proxy Statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

With respect to Nominees for Trustees, you may direct the proxy holders to vote your shares “FOR ALL” Trustees or “FOR ALL EXCEPT” certain Trustees for whom you choose to withhold authority to vote, or you may direct the proxy holders to “WITHHOLD AUTHORITY FOR ALL” Trustees, in each case by checking the appropriate boxes. With respect to each sub-proposal in Proposal 2, you may direct the proxy holders to vote your shares on the sub-proposal by checking the appropriate box “FOR” or “AGAINST”, or instruct them not to vote those shares on the sub-proposal by checking the “ABSTAIN” box.

If you properly execute and return a proxy ballot but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the Nominees named in this Proxy Statement for Trustee and in favor of Proposals 2, 3(a) and 3(b), respectively.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Funds a later-dated proxy, or (3) telephone or Internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 P.M. (ET) on the last business day before the Meeting.

Shareholder Proposals. The Funds are not required and do not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds’ Statements of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

Shareholder Communications to the Board

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of the applicable Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate. The Board members are not expected to attend the Meeting.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of each Fund (if available), including financial statements of the Fund, has previously been sent to shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report (when available) is available at no cost. To request a report, depending on the Fund for which you are a shareholder, please call 1-800-225-5677 (1-800-CALL-OPP); visit our website at www.oppenheimerfunds.com ; or write to the Funds at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217-5270.

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1-800-225-5677 (1-800-CALL-OPP). You may also notify the transfer agent in writing at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217-5270. Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

OTHER MATTERS

The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement and the Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees/Directors

Robert G. Zack, Secretary

March 16, 2009

3

EXHIBIT A

AUDITOR FEES

Audit Fees. KPMG billed the Funds the following amounts in each Fund’s fiscal year ended 2007 or 2008 for professional services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years.

Fund	2007	2008
Oppenheimer Quest Balanced Fund	29,000	31,100
Oppenheimer Quest Opportunity Value Fund	20,000	23,100
Oppenheimer Small- & Mid-Cap Value Fund	20,000	25,000
Oppenheimer Quest International Value Fund, Inc.	21,000	24,100
Oppenheimer Rising Dividends Fund, Inc.	19,000	21,300
Rochester Fund Municipals	53,000	64,800
Limited Term New York Municipal Fund	47,000	50,500

Audit-Related Fees. Audit-related fees are for assurance and related services by KPMG that are reasonably related to the performance of the auditor’s review of the Funds’ financial statements and are not reported under the prior category. Audit-related fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards. KPMG billed any such audit-related fees of $255,000 for fiscal 2008 and $256,236 for fiscal 2007 to the Funds or to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.

Tax Fees. Tax Fees would include tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

Except for the amounts listed below, KPMG did not bill any such amounts in the Funds’ fiscal 2007 or 2008 to the Funds or to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund. KPMG billed tax fees of $2,413 in fiscal 2008 to Oppenheimer Quest International Value Fund, Inc.

All Other Fees. All other fees would include products and services provided by KPMG other than the services reported under the prior three categories. Such fees would include the cost to KPMG of attending audit committee meetings

KPMG did not bill any such fees in each Fund’s fiscal 2007 or 2008 to the Funds except as listed below for agreed upon procedures for the CP Conduit.

Fund	2007	2008
Rochester Fund Municipals	1,342	2,368
Limited Term New York Municipal Fund	1,342	2,368

During its regularly scheduled periodic meetings, the Funds’ Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Funds.

The Audit Committees of both Boards I and III have delegated pre-approval authority to the respective Chairmen for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees so pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the Fund’s fiscal year in which services are provided; 2) such services were not recognized by the Fund at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit. All services described in “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were pre-approved by the Funds’ current Audit Committee.

KPMG billed the following aggregate non-audit amounts in each Fund’s fiscal 2007 and 2008 years to the Fund and each Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

Fund	2007	2008
Oppenheimer Quest Balanced Fund	255,000	256,236
Oppenheimer Quest Opportunity Value Fund	255,000	256,236
Oppenheimer Small- & Mid-Cap Value Fund	255,000	256,236
Oppenheimer Quest International Value Fund, Inc.	256,236	257,413
Oppenheimer Rising Dividends Fund, Inc.	255,000	256,236
Rochester Fund Municipals	257,578	257,368
Limited Term New York Municipal Fund	257,578	257,368

A-1

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of February 17, 2009, (the "Agreement") is made by and between Oppenheimer [Quest International Value Fund Inc.][Rising Dividends Fund, Inc.], a Maryland corporation (the “Fund”), with its principal place of business at Two World Financial Center, 225 Liberty Street, 16th Floor, New York, New York, 10281-1008, and Oppenheimer [Quest International Value Fund][Rising Dividends Fund], a Massachusetts business trust with its principal place of business located at Two World Financial Center, 225 Liberty Street, 16th Floor, New York, New York, 10281-1008, (the "Successor Fund").

RECITALS

WHEREAS, the Board of Directors of the Fund and the Board of Trustees of the Successor Fund have determined that it is in the best interests of the Fund and the Successor Fund, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code").

AGREEMENT

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.     Plan of Exchange.

(a)     Subject to the terms and conditions set forth herein, the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund which shall be assumed by the Successor Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund’s Class A, Class B, Class C and Class [N or Y] Shares (subject as aforesaid to the liabilities of the Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund’s Class A, Class B, Class C and Class [N or Y] Shares (the "Successor Fund Shares"), to be issued by the Successor Fund, having an aggregate number equal to the number of shares of the Fund then outstanding, and having an aggregate net asset value equal to the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date (as hereinafter defined) in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Fund as amended and adopted by the Successor Fund (the "Registration Statement"). Successor Fund will not issue certificates representing Successor Fund Shares in connection with the Reorganization. In lieu of delivering certificates for the Successor Fund Shares, the Successor Fund shall credit the Successor Fund Shares to the Fund's account on the share record books of the Successor Fund and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Successor Fund’s transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

(b)     When the Successor Fund Shares are distributed pursuant to paragraph 1(a), all outstanding shares of the Fund, including any represented by certificates, shall be canceled on the Fund's share transfer books. No redemption or repurchase of Successor Fund Shares credited to a shareholder's account in respect of shares of the Fund represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to the Successor Fund for cancellation or, if such certificates are lost or misplaced, lost certificate affidavits and/or such other documentation that is satisfactory to the Successor Fund or its transfer agent have been executed and delivered thereto.

(c)     Delivery of the assets of the Fund to be transferred shall be made on the Exchange Date (as hereinafter defined). Assets transferred shall be delivered to ____________, the Successor Fund’s custodian (the "Custodian"), for the account of the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Fund.

(d)     The Fund will pay or cause to be paid to the Successor Fund any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

(e)     The Exchange Date shall be____________, or such earlier or later date as may be mutually agreed upon by the parties.

(f)     Immediately upon delivery to the Fund of the Successor Fund Shares, the Fund, as the then sole shareholder of the Successor Fund, shall (i) approve the advisory agreement with respect to the Successor Fund, (ii) approve the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of Successor Fund Shares, (iii) approve the election of the Trustees of the Successor Fund, and (iv) approve the liquidation and dissolution of the Fund.

(g)     As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Fund in numbers equal to the number of shares that each such shareholder holds in the Fund, and shall take all other steps necessary to effect its dissolution and termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

2.     The Fund’s Representations and Warranties. The Fund, represents and warrants to and agrees with the Successor Fund as follows:

(a)     The Fund is a Maryland corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

(b)     This Agreement has been duly authorized, executed and delivered by and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Fund's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

(c)     The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(d)     Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund other than those previously disclosed in the Fund’s registration statement.

(e)     On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

(f)     For each fiscal year (or part thereof) of its operation, the Fund has met the requirements of Subchapter M of the Code for qualifications and treatment as a regulated investment company.

(g)     At the Exchange Date, all Federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all Federal and other taxes shall have been paid so far as due or provision shall have been made for the payment thereof, and to the best of the Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

(h)     As of the date hereof, except as previously disclosed to the Successor Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Fund’s knowledge, there have been no material miscalculations of the net asset value of the Fund or the net asset value per share during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(i)     The minute books and other similar records of the Fund as made available to the Successor Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Fund and of the Fund, the Fund’s Board of Directors and committees of the Fund’s Board of Directors. The stock transfer ledgers and other similar records of the Fund as made available to the Successor Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the shares of the Fund.

(j)     The Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

3.     The Successor Fund’s Representations and Warranties. The Successor Fund, represents and warrants to and agrees with the Fund, as follows:

(a)     The Successor Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted and to carry out this Agreement.

(b)     This Agreement has been duly authorized, executed and delivered by the Successor Fund and is valid and binding on the Successor Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Successor Fund’s Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

(c)     The Successor Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(d)     The Successor Fund does not have any liabilities of a material amount, contingent or otherwise and there are no legal, administrative or other proceedings pending or, to the Successor Fund’s knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

(e)     At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund shares to be issued as of the Exchange Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Successor Fund. No Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

4.     The Successor Fund’s Conditions Precedent. The obligations of the Successor Fund hereunder shall be subject to the following conditions:

(a)     The Fund shall have furnished to the Successor Fund a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

(b)     As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

(c)     A meeting of the shareholders of the Fund to approve this Agreement and the transactions and exchange contemplated hereby shall have been duly called and held on this Agreement and the transaction contemplated hereby shall have been adopted by the vote required by applicable law.

5.     The Fund’s Conditions Precedent. The obligations of the Fund hereunder shall be subject to the following condition: As of the Exchange Date, all representations and warranties of Successor Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Successor Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

6.     The Successor Fund’s and the Fund’s Conditions Precedent. The obligations of both the Successor Fund and the Fund hereunder shall be subject to the following conditions:

(a)     The adoption and amendment by the Successor Fund of the Fund’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, if applicable, shall maintain effectiveness, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Successor Fund to be necessary and appropriate shall have been filed with the Securities and Exchange Commission and shall have become effective.

(b)     No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)     Each party shall have received an opinion of Kramer Levin Naftalis & Frankel LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

(d)     The registration statement of the Fund under the 1933 Act and the 1940 Act shall have been amended to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act, and the Successor Fund shall have expressly adopted such amended registration statement for purposes of the 1933 Act and the 1940 Act. In addition, the 1940 Act notification of registration of the Fund shall have been amended to reflect the Reorganization, and the Successor Fund shall have expressly adopted such amended notification for purposes of the 1940 Act.

(e)     No stop order suspending the effectiveness of such registration statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)     Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or Successor Fund.

(g)     The Successor Fund also shall have delivered (or caused to be delivered) to the Fund, as required by the Fund or its counsel, the following documents in the name of the Successor Fund by its officers, counsel or service providers (as applicable): secretary’s or assistant secretary’s certificate, copies of custodian and transfer agent instructions, custodian and transfer agent acknowledgements of transfer or certificates, an opinion of counsel to the Successor Fund addressed to the Fund, and any other opinion, certificate or document mutually agreed as necessary or appropriate to consummate the reorganization under this Agreement.

The Fund also shall have delivered (or caused to be delivered) to the Successor Fund, as required by the Successor Fund or its counsel, the following documents in the name of the Fund by its officers, counsel or service providers (as applicable): A bill of sale and assignment, treasurer’s certificate, chief financial officer certificate, secretary’s or assistant secretary’s certificate, copies of custodian and transfer agent instructions, custodian and transfer agent acknowledgements of transfer or certificates, an opinion of counsel to the Fund addressed to the Acquiring Fund, tax representation certificates, and any other opinion, certificate or document mutually agreed as necessary or appropriate to consummate the reorganization under this Agreement.

7.     Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of Fund or the Board of Trustees of the Successor Fund at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Directors of the Fund or the Board of Trustees of the Successor Fund, make proceeding with this Agreement inadvisable. If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Successor Fund or the officers or shareholders of the Fund, in respect of this Agreement.

8.     Waiver and Amendments. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of Trustees of the Successor Fund, and any of the conditions set forth in Section 5 may be waived by the Board of Directors of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and the Successor Fund if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

9.     No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

10.     Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

11.     Capacity of Trustees, Etc.

(a)     The obligations of the Successor Fund entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Successor Fund personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Successor Fund must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Successor Fund.

(b)     Both parties specifically acknowledge and agree that any liability of the Successor Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund.

12.     Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, the Fund and the Successor Fund have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.

Oppenheimer ____________________ Fund, Inc.

By:__________________________________

Title:_________________________________

Oppenheimer ____________________ Fund

By:__________________________________

Title:_________________________________

B-1

EXHIBIT C

Comparison of Massachusetts and Maryland Law

Each Maryland Fund is organized as a Maryland corporation (the “Corporation”). Each Massachusetts Fund is a business trust organized under the laws of the Commonwealth of Massachusetts, and will operate under Massachusetts law. The table below compares certain important aspects of Maryland corporate law and Massachusetts trust law.

Category	Maryland Corporate Law	Massachusetts Trust Law
Liability of Shareholders

Under Maryland corporate law, no personal liability passes through to shareholders of the fund. Under Maryland corporate law, there is generally no shareholder liability for acts or obligations of the corporation.

Under Massachusetts law, shareholders of a fund operating as a Massachusetts business trust could under certain circumstances be held personally liable for the obligations of the trust. Typically this liability can be waived by the declaration of trust. If the declaration of trust includes a provision declaring shareholders will not be subject to any personal liability in connection with the assets of the trust or the acts, obligations or affairs of the trust, then the liability of the shareholders will be waived. However, the waiver of liability must be accomplished through an affirmative provision within the fund’s organizational documents.

If Proposals 2 and 3(a) are approved, the Restated Declarations will provide that the Trustees, officers, employees or agents of the Trust shall have no power to bind any shareholder of any series or class personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever, other than such as the shareholder may at any time agree to pay by way of subscription to any shares or otherwise. The Restated Declarations also provide that no shareholder or former shareholder of any series or class shall be liable solely by reason of his being or having been a shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any series or class arising out of any action taken or omitted for or on behalf of the Trust or such series or class, and the Trust or such series or class shall be solely liable therefore and resort shall be had solely to the property of the relevant series or class of the Trust for the payment or performance thereof.

Liquidation or Dissolution

Maryland law requires shareholder approval to dissolve a fund. However, under certain circumstances, the Directors may be able to redeem all of the outstanding shares of the fund. The Directors can redeem the shares without shareholder approval, and once the shares have been redeemed, the Directors can liquidate the series or class without shareholder approval. Also, in the event that no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate any class or series without shareholder approval.

The trustees of a Massachusetts business trust may resolve to liquidate or dissolve a fund or new fund, or any class thereof, without prior shareholder approval and without first redeeming all of the shares of the respective fund. Although Massachusetts law allows the trust to liquidate without shareholder approval, the declaration of trust can amend this allowance. The Restated Declarations provide that "the Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class without Shareholder approval, unless otherwise required by applicable law

Liability of Trustees and Indemnification

Maryland General Corporate Law provides for mandatory indemnification for directors who have been successful, on the merits or otherwise, in defense of any proceeding in the defense of any claim, issue, or matter in the proceeding, be indemnified. A corporation may but is not required to indemnify for acts committed in bad faith or that were the result of deliberate dishonesty, or where the director received an improper personal benefit or where the director had reason to believe the act was unlawful.

Indemnification of Trustees provided for under the Restated Declarations. See “Personal Liability of Directors or Trustees” under “Comparative Information on Shareholder Rights and Obligations.”
Rights of Inspection

Under the General Laws of the State of Maryland, the by-laws of the corporation, the minutes of the proceedings of stockholders, annual statement of affairs and voting trust agreements must be on file and available for inspection by shareholders at the corporation’s principal office . Maryland law provides that one or more persons who together are shareholders of at least 5% of the outstanding shares of the corporation for at least six months may inspect the fund’s books of account and stock ledger, statement of the corporation’s affairs, and present to any officer or resident agent a written request for a list of the Maryland fund’s shareholders.

Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the trust maintained on behalf of each series and class of shares of the trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the trust except that, to the extent such account or book or document relates to the series or class in which he or she is a shareholder or the trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.

Derivative and Class Actions

Under Maryland law, shareholders may not bring derivative actions unless they have first made a demand upon the corporation to sue on its own behalf, and that demand was subsequently refused. If the Directors improperly refuse demand to bring a derivative suit or if demand is excused, the shareholders bring the derivative suit must then make demand on the corporation’s other shareholders before commencing suit.

Massachusetts law applicable to business trusts is silent on this issue. Massachusetts corporate law, while not entirely on point for Massachusetts business trusts, can provide guidance for matters concerning derivative actions by a Massachusetts business trust’s shareholders. Under Massachusetts corporate law any shareholder, who was a shareholder at the time that the act or omission occurred, may commence a derivative proceeding after written demand has been made upon the corporation to take suitable action and at least 90 days have elapsed. The 90-day period can be avoided if it is shown that irreparable injury to the corporation will occur as a result of waiting for the expiration of such 90-day period.

Comparative Information on Shareholder Rights and Obligations

The rights of shareholders of the Maryland Fund, as defined in its Articles, By-Laws and under the laws of the State of Maryland, and the rights of shareholders of the Massachusetts Funds, as set forth in the Restated Declarations, By-Laws, and under the laws of the Commonwealth of Massachusetts, relating to voting, distributions and redemptions, are different in some respects. Therefore, the chart below describes certain differences between certain of your rights as a shareholder of the Maryland Fund and certain of your rights as a shareholder of the Massachusetts Fund.

Category	Maryland Fund	Massachusetts Fund
Preemptive Rights	None	None
Appraisal Rights	None	None
Conversion Rights (other than the automatic conversion of Class B into Class A shares as provided in prospectuses of the applicable Fund)	None	None
Exchange Rights (other than the right to exchange for shares of other funds as provided in the prospectuses of the applicable Fund)	None	None
Minimum Account Size

The Funds’ Articles do not impose a minimum account size but the Fund’s Directors have imposed a $500 minimum initial investment and a $500 minimum continuing balance as discussed in the Fund’s prospectus.

The Restated Declarations provide that the minimum account size will be determined by the Trustees in their sole discretion. Each Massachusetts Fund’s minimum initial investment amount and minimum account size will be the same as the corresponding Maryland Fund.

Annual Meetings

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted upon under the Investment Company Act of 1940. If the Corporation is required to hold a meeting of shareholders to elect Directors, the meeting shall be designated the annual meeting of shareholder for that year. If an annual meeting of shareholders is held, it shall be held at a date and time determined by the Board of Directors within 120 days after the occurrence of the event requiring the meeting. Any other business may be considered at the meeting.

No annual meetings required.
Right to Call Shareholder Meetings	Shareholders have the right to call a meeting for any purpose upon the receipt in writing signed by shareholders holding not less than 25% of the outstanding shares entitled to vote.	Special Meetings of the shareholders may be called by the Trustees or as set forth in the by-laws.
Notice of Meetings	Not less than ten or more than ninety days before the date of every Annual or Special Meeting of shareholders, shareholders or record shall be given written notice of such meeting.	As set forth in the Fund’s by-laws.
Action by Written Consent of Shareholders

Any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting, if a unanimous consent in writing or electronically, setting forth such action, is given by all the shareholders entitled to vote on the subject matter thereof, and such consent is filed with the records of the Fund.

Any action required or permitted to be taken at a shareholders meeting may be taken, if so directed by the Trustees, without a meeting by written action executed by shareholders, as of a record date specified in accordance with the By-Laws, holding not less than the minimum number of shares that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting.

Personal Liability of Directors or Trustees

The Corporation will indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. This does not protect such person against any liability to the Corporation to which the person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of the office.

No person who is or has been a Trustee shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all persons shall look solely to the Trust property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefore.

No person who is or has been a Trustee shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law.

A Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election of Directors or Trustees	A majority of the shares entitled to vote held by shareholders present at the meeting. For Rising Dividends Fund, a majority of the votes cast at the meeting.	A plurality of the votes cast at a meeting at which quorum is present is required to elect a Trustee.
Removal of Directors or Trustees by Shareholders	Any director may be removed at any time, with or without cause, as may be provided by the by-laws.	A Trustee may be removed from office by action of at least two-thirds (2/3) of the voting power of the outstanding shares.
Quorum for Shareholder Meeting	Presence in person or by proxy of holders of a majority of each Fund’s shares outstanding and entitled to vote constitutes a quorum.

The Trustees shall set forth in the By-Laws the quorum required for the transaction of business by the Shareholders at a meeting, which quorum shall in no event be less than the holders of thirty percent (30%) of the Shares entitled to vote at such meeting.

Adjournment of Shareholder Meetings	If at any shareholder meeting there shall be less than a quorum present, the shareholders present may, without further notice, adjourn from time to time until a quorum shall attend.	The Trustees may set in the by-laws provisions relating to adjournment of shareholder meetings.
Quorum for Director or Trustee Meeting	One third of the entire Board of Directors but not less than two directors shall constitute a quorum at any meeting of the Board of Directors.	A majority of the Trustees constitutes a quorum for the transaction of business.
Number of Authorized Shares; Par Value

The number of shares is specifically limited by each Fund’s Articles of Incorporation.

Quest International Value Fund: 100,000,000 total common shares (par value $0.01 per share);

Rising Dividends Fund: 125,000,000 total common shares (par value $1.00 per share);

The number of shares is unlimited.

The beneficial interest in the Trust shall be divided into s hares of beneficial interest, of such classes, and of such designations, with par values of $.001 per share, as shall be determined by the Trustees, from time to time.

C-1

EXHIBIT D

FORM OF

AMENDED AND RESTATED

DECLARATION OF TRUST
OF

[FUND NAME]

(a Massachusetts Business Trust)

Dated as of August 1, 2009

TABLE OF CONTENTS

ARTICLE I – Name and Definitions

Section 1     Name     1
Section 2     Definitions     1

ARTICLE II – Nature and Purpose of Trust     3

ARTICLE III – Principal Place of Business; Registered Agent     3

ARTICLE IV – Beneficial Interests; Shareholders

Section 4.1     Shares of Beneficial Interest     3
Section 4.2     Issuance of Shares     4
Section 4.3     Rights of Shareholders     4
Section 4.4     Ownership and Transfer of Shares; Small Accounts.     5
Section 4.5     Voting by Shareholders     6
Section 4.6     Meetings     6
Section 4.7     Quorum and Action     6
Section 4.8     Action by Written Consent in Lieu of Meeting of Shareholders     7
Section 4.9     Classes and Series of Shares.     7
Section 4.10     Disclosure of Shareholder Holdings     8
Section 4.11     Access to Trust Records     8
Section 4.12     Communications with Shareholders……………….     8

ARTICLE V – The Trustees

Section 5.1     Management of the Trust     8
Section 5.2     Qualification and Number     8
Section 5.3     Term and Election     8
Section 5.4     Resignation, Retirement and Removal     9
Section 5.5     Vacancies     9
Section 5.6     Ownership of Assets of the Trust     9

ARTICLE VI – Powers of Trustees

Section 6.1     General Powers     10
Section 6.2     Certain Specific Powers     10
Section 6.3     Issuance and Repurchase of Shares     13
Section 6.4     Delegation; Committees.     13
Section 6.5     Collection and Payment     13
Section 6.6     Expenses     14
Section 6.7     Manner of Acting     14
Section 6.8     By-Laws     14
Section 6.9     Principal Transactions.     14
Section 6.10     Effect of Trustees’ Determination     14

ARTICLE VII – Service Providers

Section 7.1     Investment Adviser and Administrators     15

Section 7.2     Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian      15

Section 7.3     Parties to Contract     15
Section 7.4     Further Authority of Trustees     15

ARTICLE VIII – Distributions; Redemptions; Determination of Net Asset Value

Section 8.1     Distributions     16
Section 8.2     Redemption of Shares     16
Section 8.3     Redemption Price     16
Section 8.4     Payment     16
Section 8.5     Redemption of Shareholder's Interest by Action of Trust.     17
Section 8.6     Suspension of Right of Redemption     17

Section 8.7     Determination of Net Asset Value; Valuation of Portfolio Assets     18

Section 8.8     Constant Net Asset Value     18
Section 8.9     Reserves     18
Section 8.10     Determination by Trustees.     18

ARTICLE IX – Limitation of Liability and Indemnification

Section 9.1     No Personal Liability of and Indemnification of Shareholders     18
Section 9.2     Limitation of Liability of Trustees and Others     19
Section 9.3     Experts; No Bond or Surety     20
Section 9.4     Liability of Third Persons Dealing with the Trust or Trustees     20
Section 9.5     Indemnification and Advancement of Expenses     20
Section 9.6     Further Indemnification     21
Section 9.7     Amendments and Modifications     22
Section 9.8     Derivative Actions     22

ARTICLE X – Termination; Mergers and Sale of Assets

Section 10.1     Termination of Trust     25
Section 10.2     Sale of Assets; Reorganization     25
Section 10.3     Combination of Series and Classes     26

ARTICLE XI – Amendments; Filings; Copies; Miscellaneous

Section 11.1     Amendments to Declaration     26

Section 11.2     Filings; Copies of Declaration; Counterparts; Headings     26

Section 11.3     Trustees May Resolve Ambiguities     27

Section 11.4     Applicable Law; Forum Selection; Jury Waiver     27

Section 11.5     Provisions in Conflict with Law or Regulations     28

Section 11.6     Writings     28

AMENDED AND RESTATED DECLARATION OF TRUST
OF

[FUND NAME]

     THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this 5th day of [Date] by the Trustees hereunder;

     WHEREAS, the Trustees established [Name of Fund], a business trust under the laws of the Commonwealth of Massachusetts under an Agreement and Declaration of Trust dated ____________, 2009, as further amended or amended and restated from time to time thereafter (collectively, the “Declaration of Trust”); and

WHEREAS, the Trustees desire to amend and restate the Declaration of Trust as set forth herein;

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets and properties, which the Trust may from time to time acquire in any manner, IN TRUST, and that they will manage and dispose of the same and manage the affairs and business of the Trust upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

      Section 1. Name. This Trust shall be known as "[FUND NAME]" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

     Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) "By-Laws" means the By-Laws of the Trust referred to in Section 6.8 hereof, as from time to time amended.

(b) "Class" means the one or more Shares (as defined below) of the Trust or of a Series as may be established and designated as a Class from time to time by the Trustees pursuant to Section 4.9 hereof.

(c) “Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

(d) "Commission" shall have the same meaning given to such term in the 1940 Act (as defined below).

(e) "Declaration" means this Declaration of Trust as amended, supplemented or amended and restated from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(f) “He,” “Him” and "His" shall include the feminine and neuter, as well as the masculine, genders.

(g) "Interested Person" shall have the same meaning given to such term in the 1940 Act (as defined below).

(h) “1940 Act" refers to the Investment Company Act of 1940 (and any successor statute) and the rules thereunder, all as amended from time to time, as may apply to the Trust or a Class thereof, including pursuant to any exemptive, interpretive or other relief or guidance issued by applicable regulatory authorities.

(i) "Outstanding Shares" means those Shares (as defined below) shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed, repurchased, cancelled or terminated by the Trust.

(j) "Person" means and includes natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign.

(k) “Prospectus” means the prospectus and statement of additional information with respect to the Trust, one or more Series thereof or one or more Classes thereof as the context shall require, as contained in the most recent effective registration statement filed with the Commission with respect to the Trust, one or more Series thereof or one or more Classes thereof, as the same may be supplemented or modified from time to time in accordance with the requirements of the federal securities laws.

(l) “Series” means one or more subtrusts of the trust as may be established and designated as a Series from time by the Trustees pursuant to Section 4.9 hereof.

(m) "Shareholder" means a record owner of Outstanding Shares.

(n) "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and any and all Classes which may be established and designated by the Trustees, and includes fractions of Shares as well as whole Shares.

(o) "Trust" refers to the voluntary association with transferable shares established by this Declaration, as the same may be amended from time to time.

(p) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust.

(q) "Trustees" means, at any time, the person or persons who have signed this Declaration and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article V hereof, in each case if they shall at that time continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as Trustees hereunder.

ARTICLE II

NATURE AND PURPOSE OF TRUST

     The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a trust with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers. The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith and without limiting the foregoing or the other provisions hereof, the Trust may exercise all powers which are ordinarily exercised by a Massachusetts business trust.

ARTICLE III

REGISTERED AGENT; PRINCIPAL PLACE OF BUSINESS

      The registered agent shall be such person as shall be designated from time to time by the Trustees without the approval of Shareholders. The principal place of business of the Trust shall be such place as shall be designated by the Trustees from time to time without the approval of Shareholders. The Trustees may, without the approval of Shareholders, change the registered agent of the Trust and the principal place of business of the Trust. Any other places of business of the Trust shall be designated and may be changed from time to time by the Trustees without approval of the Shareholders.

ARTICLE IV

BENEFICIAL INTERESTS; SHAREHOLDERS

      Section 4.1. Shares of Beneficial Interest. The beneficial interest in the Trust shall be divided into such Shares of beneficial interest, of such Series, of such Classes, and of such designations, with par values of $.001 per share, and with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees, from time to time. The number of Shares is unlimited. The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable.

     Section 4.2. Issuance of Shares. (a) Shares may be issued from time to time to such Persons (including, without limitation, any Trustee, officer, or agent of the Trust or any Person in which a Trustee, officer or agent of the Trust has an interest) either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Trustees, from time to time, may deem advisable, and the Trust may, in connection with an issuance of Shares, acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities), and all Shares so issued hereunder, including without limitation Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Notwithstanding the foregoing, the Trust shall have the right to refuse to issue Shares to any Person at any time and without any reason therefor whatsoever.

     (b) The Trust may issue Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Shares having, proportionately to the respective fractions represented thereby, all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust.

     (c) Any Shares issued by the Trust which have been purchased, redeemed or otherwise reacquired by the Trust shall be retired automatically and shall have the status of unissued Shares.

      Section 4.3 Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business herein described is vested exclusively in the Trustees. The Shareholders shall have no right or title in or to the Trust Property. The Shareholders shall have no right to call for any partition or division of any property, profits, rights or interests or any of the Trust Property of the Trust and the Shareholders shall have no interest therein other than the beneficial interest in the Trust Property conferred by their Shares. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall neither operate to terminate the Trust nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but shall entitle such representative only to the rights of such Shareholder under this Declaration. Neither the Trust nor the Trustees, nor any officer, employee nor agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The holders of Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Shares or securities of the Trust that the Trust may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time. Every Shareholder, by virtue of purchasing Shares and becoming a Shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and shall be bound thereby.

      Section 4.4. Ownership and Transfer of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or, if there is a transfer or similar agent with respect to such Shares, on the books and records of such transfer or similar agent with respect to such Shares, which records shall be maintained separately for each Series and Class of the Trust. No certificates representing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules or impose such restrictions as they consider necessary or appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to the identities of the holders of Shares and as to the number of Shares held from time to time by each Shareholder. No Shareholder shall be entitled to receive any payment of a dividend or distribution, or to have notice given to such Shareholder as provided herein or in the By-Laws, until the Shareholder has provided such information as shall be required to the Trust or, as applicable, the Trust’s transfer or similar agent with respect to the Shareholder’s Shares.

     (b) In the event any certificates representing Outstanding Shares are at any time outstanding, the Trustees may at any time or from time to time determine that Shares shall no longer be represented by certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, such certificates shall be cancelled, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded by book entry on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Class or any Series, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Class of the same or a different Series, or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

      Section 4.5. Voting by Shareholders. (a) Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article V hereof, and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. All other matters shall be reserved to the Trustees, except as otherwise prohibited or required by the 1940 Act.

      (b) Each whole Share shall entitle the holder thereof to one vote as to any matter in which the holder in entitled to vote, and each fractional Share shall entitle the holder thereof to a proportionate fractional vote as to any matter in which the holder is entitled to vote. There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders. Shares may be voted in person or by proxy. Until Shares of the Trust, any Series or any Class are issued, the Trustees may exercise all rights of Shareholders of the Trust, such Series or such Class and may take any action required or permitted by law, this Declaration or the By-Laws of the Trust to be taken by Shareholders of the Trust, such Series or such Class.

     (c) On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series or all Classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by an individual Series or Class, Shares shall be voted by an individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series, Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.

     Section 4.6. Meetings. Meetings of the Shareholders of the Trust or of any one or more Series or Classes may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. The Trustees may set in the By-Laws provisions relating to the calling and holding of meetings (including the holding of meetings by electronic or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement or adjournment of meetings and related matters.

     Section 4.7. Quorum and Action. (a) The Trustees shall set forth in the By-Laws the quorum required for the transaction of business by the Shareholders at a meeting, which quorum shall in no event be less than the holders of thirty percent (30%) of the Shares entitled to vote at such meeting. If a quorum is present when a duly called and held meeting is convened, the Shareholders present may continue to transact business until adjournment, even if the subsequent withdrawal of Shareholders initially present leaves less than the proportion or number otherwise required for a quorum.

     (b) The Shareholders shall take action by the affirmative vote of the holders of Shares representing a majority, except in the case of the election of Trustees which shall only require a plurality, of votes cast at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of this Declaration or the By-Laws.

     Section 4.8. Action by Written Consent in Lieu of Meeting of Shareholders. Any action required or permitted to be taken at a meeting of the Shareholders may be taken, if so directed by the Trustees, without a meeting by written action executed by Shareholders, as of a record date specified in accordance with the By-Laws, holding not less than the minimum number of Shares that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action shall be effective when it has been executed by the requisite number of Shareholders and delivered to the Secretary of the Trust, unless a different effective time is provided in the written action. Such a consent may be executed and delivered by electronic means in accordance with any procedures that may be adopted by the Trustees from time to time.

      Section 4.9. Classes of Shares and Series.

(a) The Trustees may, without Shareholder approval, from time to time authorize the division of Shares of the Trust or of a Series into two or more additional Classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class shall be established and designated by the Trustees and may be modified by the Trustees from time to time. All Shares of a Class shall be identical with each other and with the Shares of each other Class except for such variations between Classes as may be authorized by the Trustees from time to time, and as are not prohibited by the 1940 Act, including, without limitation, variations as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and special and relative rights, including, without limitation, those pertaining to dividends and liquidation preferences. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may divide or combine the issued Shares of any Class into a greater or lesser number; classify or reclassify any issued Shares of any Class [of a Series] into one or more Classes; combine two or more Classes [of a Series] into a single Class; terminate any one or more Classes of Shares; change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges or expenses or liabilities of any Classes, the Trustees may allocate assets, liabilities, income and expenses of the Trust to a particular Class or apportion the same among two or more Classes. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

     The establishment and designation of any Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such Class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any Prospectus relating to such Class. Consistent with the foregoing, any addition, modification, division, combination, classification, reclassification, combination, termination, change of name or such other action with respect to any Class shall be made in the same manner as any such establishment and designation of any Class shall be made. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary or an Assistant Secretary of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 11.2 hereof. Additions or modifications to a Designation, including, without limitation any termination of an existing Class, shall made in the same manner as is permitted for the establishment and designation of such Class.

(b) The Trustees may, without Shareholder approval, from time to time authorize the division of Shares of the Trust into two or more additional Series or the establishment of one or more Series of this Trust by amending this Declaration. The Trustees may, without Shareholder approval, from time to time authorize the division of Shares of a Series into two or more Classes, with such Classes being subject to and with the benefit of Section 4.9(a) of this Declaration. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series shall be established and designated by the Trustees and may be modified by the Trustees from time to time. All Shares of a Series shall be identical with each other and with the Shares of each other Series, except for such variations between Series as may be authorized by the Trustees from time to time, as are not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and special and relative rights, including, without limitation, those pertaining to dividends and liquidation preferences. The number of authorized Shares of each Series and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may divide or combine the issued Shares of any Series into a greater or lesser number; classify or reclassify any issued Shares of any Series into one or more Series; combine two or more Series into a single Series; terminate any one or more Series of Shares; change the name or other designation of a Series; and take such other action with respect to the Series as the Trustees may deem desirable; the foregoing may be accomplished without the consent of the Shareholders, by amending this Declaration. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges or expenses or liabilities of any Series, the Trustees may allocate assets, liabilities, income and expenses of the Trust to a particular Series or apportion the same among two or more Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series or Classes as the context may require.

     The establishment and designation of any Series of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such Series, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any Prospectus relating to such Series. Consistent with the foregoing, any addition, modification, division, combination, classification, reclassification, combination, termination, change of name or such other action shall be made in the same manner as any such establishment and designation shall be made. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary or an Assistant Secretary of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 11.2 hereof. Additions or modifications to a Designation, including, without limitation any termination of an existing Series, shall be made in the same manner as is permitted for the establishment and designation of such Series.

     Section 4.10. Disclosure of Shareholder Holdings.The holders of Shares or other securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code; to comply with the requirements of any other law or regulation; or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by applicable law or as the Trustees may otherwise decide.

     Section 4.11. Access to Trust Records. Except to the extent otherwise required by law, Shareholders shall only have such right to inspect the records, documents, accounts and books of the Trust as may be granted from time to time by the Trustees.

     Section 4.12. Communications with Shareholders. Any notices, reports, statements, or communications with Shareholders of any kind required under this Declaration, including any such communications with Shareholders or their counsel or other representatives required under Section 9.8 hereof or otherwise made by the Trust or its agents on behalf of the Trust shall be governed by the provisions pertaining thereto in the By-Laws.

ARTICLE V

THE TRUSTEES

      Section 5.1. Management of the Trust. The business and affairs of the Trust shall be managed under the direction of the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described more fully in Article VI hereof. Except as specifically provided by law, including, without limitation, the 1940 Act, or as provided in this Declaration to the contrary, all powers are reserved to the Trustees.

     Section 5.2. Qualification and Number. Each Trustee shall be a natural person. A Trustee need not be a citizen of the United States or a resident of the Commonwealth of Massachusetts. By a majority vote or consent of the Trustees as may then be in office, the Trustees may from time to time establish the number of Trustees. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to Section 5.4 hereof.

     Section 5.3. Term and Election. Except as provided in Section 5.4 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act, and in any event shall be filled in accordance with the 1940 Act. If for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 6.2(b)(iii) hereof, or may be filled in any other manner permitted by the 1940 Act.

     Section 5.4. Resignation, Retirement and Removal. Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the President or the Secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. The Trustees may adopt policies from time to time relating to the terms of office and or retirement of the Trustees. Any Trustee who has who has become incapacitated by illness or injury as determined by a majority of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by a majority of the other Trustees. Except as aforesaid, any Trustee may be removed from office, for cause or without cause, only (i) by action of at least two-thirds (2/3) of the voting power of the Outstanding Shares, or (ii) by the action of at least two-thirds (2/3) of the remaining Trustees, specifying the date when such removal shall become effective. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such resignation or removal.

     Section 5.5. Vacancies. The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

     Section 5.6. Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All right, title and interest in the assets of the Trust shall at all times be considered as automatically vested in the Trustees as shall be from time to time in office. Upon the resignation, retirement, removal, incapacity or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust property, and the right, title and interest of such Trustee in the Trust property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective without the execution or delivery of any conveyance or other instrument. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof.

ARTICLE VI

POWERS OF TRUSTEES

     Section 6.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust's operations and maintain offices both within and outside the Commonwealth of Massachusetts, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have all further powers and authority as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court. Whenever in this Declaration the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class, or otherwise.

     Section 6.2. Certain Specific Powers (a) Investments.The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but shall have full authority and power to authorize the Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority to authorize the Trust:

(i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;

(ii) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or either in the Trust's name or in the name of a custodian or a nominee or nominees;

(iii) to exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) to acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, securities, currencies, any commodities, and any interest therein;

(v) to borrow money for any purpose and in this connection issue notes or other evidence of indebtedness;

(vi) to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;

(vii) to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;

(viii) to lend money or any other Trust Property;

(ix) to aid by further investment any corporation, company, trust, association or other entity, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest;

(x) to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest described in subsection (ix) immediately above;

(xi) to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or other entity;

(xii) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust;

(xiii) to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer;

(xiv) to pay calls or subscriptions with respect to any security held in the Trust; and

(xv) to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

     (b)Additional Powers.The Trustees shall have the power and authority on behalf of the Trust:

(i) to employ, engage or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust, including, without limitation, any Trustee or officer of the Trust or any firm or entity of which any such Trustee or officer is a member, whether as agents or independent contractors of the Trust, or as delegates of the Trustees, officers, or any other Person who may be involved with the management of the business affairs of the Trust, to have such titles, and such rights, powers and duties as the Trustees may determine from time to time, and to terminate any such employment, engagement or contract or other relationship;

(ii) to authorize the Trust to enter into joint ventures, partnerships and any other combinations or associations;

(iii) to elect and remove such officers as they consider appropriate;

(iv) to authorize the Trust to indemnify any person with whom the Trust has dealings, including, without limitation, any investment adviser or sub-adviser, distributor, administrator or sub-administrator, custodian or sub-custodian, transfer agent or sub-transfer agent and selected dealers, to such extent as the Trustees shall determine;

(v) to authorize the Trust to purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees and any other Persons, including, without limitation, any agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust, against any or all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property, (C) insurance as may be required by applicable law, or (D) such other insurance as the Trustees shall deem advisable, in each case as the Trustees shall determine;

(vi) to authorize the Trust to establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vii) to authorize the Trust to guarantee indebtedness or contractual obligations of others;

(viii) to determine and change the fiscal year of the Trust and the method by which its accounts shall be kept;

(ix) to adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; and

(x) to engage in any other lawful act or activity in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.

     Section 6.3. Issuance and Repurchase of Shares. The Trustees shall have the power to authorize the Trust and any Series to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust or any Series other than Shares.
     Section 6.4. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by the 1940 Act.

Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, or the whole number of, Trustees then in office and such other members as the Trustees shall approve, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

     Section 6.5. Collection and Payment. The Trustees shall have the power to authorize the Trust or its agents to: collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments; but the Trustees shall have no liability for failing to authorize the Trust to do any of the foregoing.

     Section 6.6. Expenses. The Trustees shall have the power to authorize the Trust to incur and pay any expenses which, in the opinion of the Trustees, are necessary or incidental to carry out any of the purposes of this Declaration, to pay compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

     Section 6.7. Manner of Acting. Except as otherwise provided herein, under applicable law or in the By-Laws, any action to be taken or determination made by the Trustees may be taken or made by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar or other communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Declaration and outside the resolutions of the Trustees. Except as set forth specifically in this Declaration or as provided in the 1940 Act, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.
     Section 6.8. By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and shall have the exclusive power to amend or repeal such By-Laws.
     Section 6.9. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may authorize the Trust to buy any securities or other assets from or sell or lend any securities or other assets of the Trust to, any affiliate of the Trust or any account managed by an affiliate of the Trust, any Trustee or officer of the Trust or any firm or entity of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser (or sub-adviser), distributor, administrator (or sub-administrator), custodian (or sub-custodian), transfer agent or (sub-transfer agent) or affiliate of the Trust or any account managed by an affiliate of the Trust.

     Section 6.10. Effect of Trustees' Determination. Any action taken or determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other Person.

ARTICLE VII

SERVICE PROVIDERS

     Section 7.1. Investment Adviser and Administrator. The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, administrator, sub-administrator or other agent, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable. The Trustees may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

     Section 7.2. Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

     All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act.

     Section 7.3. Parties to Contract. Any contract of the character described in this Article VII may be entered into with any Person, including, without limitation, the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VII or the By-Laws. The same Person may be a party to more than one contract entered into pursuant to this Article VII and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Article VII.

      Section 7.4. Further Authority of Trustees. The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article VII shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 6.2 hereof to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE VIII

DISTRIBUTIONS; REDEMPTIONS; DETERMINATION OF NET ASSET VALUE

      Section 8.1. Distributions. The Trustees may from time to time declare and authorize the payment of, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time or frequency, which may be monthly or otherwise, for the declaration and payment of, such dividends and distributions on Shares of a particular Series or Class as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the date and time of record for the payment of such dividends or distributions, subject to any variations with respect to Series or Classes of Shares, if any, and in a manner consistent with the 1940 Act and about the Code. Such distributions may be paid in cash and/or in securities or other property, and the composition of any such distribution shall be determined by the Trustees and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

     Section 8.2. Redemption of Shares. All shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such offices or agencies and in accordance with such conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares as may be described in the applicable Prospectus.

     Section 8.3. Redemption Price. Shares of each Series and Class shall be redeemed at their net asset value determined as set forth in Section 8.7 hereof as of such time as the Trustees shall have theretofore prescribed, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

     Section 8.4. Payment. Payment of the redemption price of Shares of any Series or Class shall be made in cash or in property or any combination thereof, and the composition of any such payment may be different among Shareholders (including differences among Shareholders in the same Series or Class), at such time and in the manner as may be specified from time to time in the applicable Prospectus. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

     Section 8.5. Redemption of Shareholder's Interest By Action of Trust. Subject to the provisions of the 1940 Act, the Trust may redeem some or all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason and under terms set by the Trustees, including by way of illustration, for the following reasons:

(a) the value of such Shares held by such Shareholder being less than the minimum investment amount established from time to time by the Trustees;

(b) the determination that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify the Trust as a regulated investment company under the Code;

(c) the failure of a Shareholder to supply a tax identification number or other identification information, or if the Trust is unable to verify a Shareholder’s identity,

(d) the failure of a Shareholder to pay when due for the purchase of Shares issued to such Shareholder;

(e) the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class;

(f) the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any minimum investment account fees permitted by Section 4.4 hereof;

(g) the determination that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class;

(h) the failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 4.10 hereof;

(i) in connection with the termination of any Series or Class; or

(j) when the Trust is requested or compelled to do so by governmental authority or applicable law.

     Section 8.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

     Section 8.7. Determination of Net Asset Value; Valuation of Portfolio Assets. The Trustees may from time to time prescribe such bases and times for determining the per Share net asset value of the Shares of the Trust or any Series or Class thereof and may prescribe or approve the procedures and methods for determining the value of portfolio assets as they may deem necessary or desirable.

     The Trust may suspend the determination of net asset value during any period when it may suspend the right of the holders of Shares to require the Trust to redeem Shares.

     Section 8.8. Constant Net Asset Value. If the Trust holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Trust by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of the Trust at a constant dollar amount.

      Section 8.9 Reserves. The Trustees may set apart, from time to time, out of any funds of the Trust or funds allocable to a Series or Class thereof, a reserve or reserves for any proper purpose, and may abolish any such reserve.

      Section 8.10. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to the provisions of this Article VIII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

      Section 9.1. No Personal Liability of and Indemnification of Shareholders. No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder's ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     Section 9.2. Limitation of Liability of Trustees and Others. (a) No Liability to Third Parties. No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

     Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee and neither such Trustee or Trustees nor the Shareholders shall be personally liable thereon.

     All persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust or such Series for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefore.

     (b) Limitation of Liability to Trust and Shareholders.No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law.

     (c) No Liability for Acts of Others. Without limiting the foregoing limitations of liability contained in this Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     (d) Notice in Instruments. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer on behalf of the Trust shall give notice that this Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, shall recite that the same was executed or made by or on behalf of the Trust by them as Trustees or as officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recitals as they or he or she may deem appropriate, but the omission thereof shall not operate to bind any Trustees or officers or Shareholders individually.

Section 9.3. Experts; No Bond or Surety. The Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee's rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     Section 9.4. Liability of Third Persons Dealing with the Trust or Trustees. No person dealing with the Trust or the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trust or Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

     Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law, as such rights.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue in favor of a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

     In the event that a determination must be made regarding indemnification of a Covered Person for conduct not specifically addressed in this Declaration, or for reasonable basis for anticipating that a Covered Person will be entitled to indemnification, there shall be a rebuttable presumption made that the Covered Person shall be entitled to indemnification and has not engaged in conduct which would disqualify him from indemnification hereunder.

     As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, including court costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     Section 9.6. Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

     Section 9.7. Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-Laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-Laws.

     Section 9.8. Derivative Actions. (a) The purpose of this Section 9.8 is to protect the interests of the Trust and its Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its Shareholders as a result of spurious shareholder demands and derivative actions.

     (b) No Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series or Class to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

     (i) Each complaining Shareholder was a Shareholder of the Trust and of any Series or Class on behalf of or in the right of which the derivative action is proposed to be brought (the “affected Class”) and of any Series on behalf of or in the right of which the derivative action is proposed to be brought (the “affected Series”) at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

     (ii) Each complaining Shareholder was a Shareholder of the Trust and of any affected Class or affected Series at the time the demand required by subparagraph (iii) below was made;

     (iii) Prior to the commencement of such derivative action, the complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the Trust, the affected Series or the affected Class (a "demand"), which demand (A) shall be executed by or on behalf of no less than five complaining Shareholders (of such Series or Class, to the extent applicable), each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining Shareholder executing such written demand and (B) shall include at least the following:

     (1) a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief;

     (2) a statement to the effect that the complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the rights of the Trust or the affected Class or the affected Series and an explanation of the reasons why the complaining Shareholders believe that to be the case;

     (3) a certification that the requirements of sub-paragraphs (i) and (ii) of this paragraph (b) have been met, as well as information reasonably designed to allow the Trustees to verify that certification;

     (4) a list of all other derivative or class actions in which any of the complaining Shareholders is or was a named plaintiff, the court in which each such action was filed, the date of filing of each such action, the names of all counsel to any plaintiffs in each such action and the outcome or current status of each such action;

     (5) a certification of the number of Shares of the Trust and each affected Class and each affected Series owned beneficially or of record by each complaining Shareholder at the time set forth in clauses (i), (ii) and (iii) of this subsection (b) and an undertaking that each complaining Shareholder will be a Shareholder of the Trust or the affected Class or the affected Series as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by any of the complaining Shareholders of any such Shares within three business days thereafter; and

     (6) an acknowledgment of the provisions of paragraphs (d) and (e) of this Section 9.8 below;

     (iv) Shareholders owning Shares representing at least five percent (5%) of the voting power of the Trust or the affected Class or the affected Series must join in bringing the derivative action; and

     (v) A copy of the proposed derivative complaint must be served on the Trust, assuming the requirements of sub-paragraphs (i) through (iv) above have already been met and the derivative action has not been barred in accordance with paragraph (c)(1) below.

     (c) Within 90 calendar days after the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Class or the affected Series, as applicable. If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent in accordance with the provisions of Section 4.12 hereof to the complaining Shareholders, or, the Shareholders’ counsel if represented by counsel, in writing within five business days of any decision to extend the period. Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action. A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

     (1) If the demand has been properly made under paragraph (b) of this Section 9.8, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust or the affected Class or the affected Series, as applicable, the demand shall be rejected and the complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall either cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively, or permit the complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust or the affected Class or the affected Series shall be approved by the Trustees in their sole discretion. The Trustees, or the appropriate officers of the Trust, shall inform the complaining Shareholders of any decision reached under this sub-paragraph (1) by sending in accordance with the provisions of Section 4.12 hereof written notice to each complaining Shareholder, or the Shareholder’s counsel, if represented by counsel, within five business days of such decision having been reached.

     (2) If notice of a decision has not been sent to the complaining Shareholder or the Shareholder’s counsel within the time permitted by paragraph (1) above, and sub-paragraphs (i) through (v) of paragraph (b) above have been complied with, the complaining Shareholders shall not be barred by this Declaration from commencing a derivative action.

     (d) A complaining Shareholder whose demand is rejected pursuant to paragraph (c)(1) above shall be responsible for the costs and expenses (including attorney fees and court costs) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A Shareholder who commences or maintains a derivative action in violation of this Section 9.8 shall reimburse the Trust for the costs and expenses (including attorneys’ fees and court costs) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 9.8. If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees and court costs) incurred by the Trust in connection with the action shall be borne by the Shareholders who commenced the action.

     (e) The Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining Shareholder in any circumstances only if required by law. Any attorneys’ fees so incurred by a complaining Shareholder that the Trust is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates.

ARTICLE X

TERMINATION; MERGERS AND SALE OF ASSETS

      Section 10.1. Termination of Trust, Series or Class.(a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust or any Series or Class of the Trust may be terminated at any time by the Trustees by written notice to the Shareholders of the Trust, such Series or such Class as the case may be.

     (b) Upon the requisite action of the Trustees to terminate the Trust, such Series or such Class, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Trustees, which may include the establishment of a liquidating trust or similar vehicle, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust or assets of the Trust allocable to the particular Series or Class thereof to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Shares of the Trust or such Series or Class in the manner determined by the Trustees, provided that Shareholders of a particular Series or Class shall be entitled to receive a pro rata share of the net assets of the Trust allocable to such Series or Class only. Thereupon, the Trust or the affected Series or Class shall terminate, and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust, such Series, or such Class shall be canceled and discharged. The Trustees shall file or cause to be filed any instruments as may be required to be filed with the Commonwealth of Massachusetts or any other governmental office where such filing may be required in connection with the termination of the Trust, any Series or any Class thereof.

     Section 10.2. Sale of Assets; Reorganization; Sale or Transfer of Assets. The Trust, or any one or more Series of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations, corporations or other entity organized under any jurisdiction, to form a consolidated or merged trust, series, sub-trust, partnership, limited liability company, association, corporation or other entity under the laws of any jurisdiction under the laws of which any one of the constituent entities is organized or (2) sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of its assets (or all or substantially all of the assets allocated to the trust such Series) including its good will, to any one or more business trusts or other business entities or series or classes thereof upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such Series), to one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations, corporations or other entities organized under any jurisdiction, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations, corporations or other entities transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Series, as the case may be, in connection therewith.

Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of Shareholders of the Trust or relevant Series.

     Section 10.3. Combination of Classes. The authority of the Trustees under this Article X with respect to the merger, consolidation, sale of assets or reorganization of any Series or Class of the Trust is in addition to the authority of the Trustees under Section 4.9 hereof to combine two or more Classes of the Trust or two or more Classes of any Series of the Trust into a single Class or Series, respectively.

     Section 10.4. Combination of Series. The authority of the Trustees under this Article X with respect to the merger, consolidation, sale of assets or reorganization of any Series of the Trust is in addition to the authority of the Trustees under Section 4.9 hereof to combine two or more Series of the Trust into a single Series.

ARTICLE XI

AMENDMENTS; FILINGS; MISCELLANEOUS

     Section 11.1. Amendments to Declaration. (a) The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.

(b) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification or insurance provided in Article IX with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

      Section 11.2. Filings; Copies of Declaration; Counterparts; Headings. The original or a copy of this instrument and of each amendment and/or restatement hereto and any Designation executed in accordance with Section 4.9 hereof shall be kept in the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument, any amendment thereto and any restatement hereof, and any Designation executed in accordance with Section 4.9 hereof shall be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts, but only if and as required by this Declaration or law to be so filed, as well as any other governmental office where such filing may from time to time be required, provided, however, that the failure to so file will not invalidate this instrument, any properly authorized amendment hereto or restatement hereof, or Designation. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments, restatements or Designations have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such amendments, restatements or Designations. This instrument may be executed in any number of counterparts, each of which shall be deemed an original. Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control.

     Section 11.3. Trustees May Resolve Ambiguities. The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

     Section 11.4. Applicable Law, Forum Selection and Jury Waiver. (a) The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts, without reference to its conflicts of law rules, as a Massachusetts business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers and privileges afforded to business trusts or actions that may be engaged in by business trusts, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     (b) Notwithstanding the first sentence of Section 11.4(a) hereof, there shall not be applicable to the Trust, the Trustees, or this Declaration any provisions of the laws (statutory or common) of the Commonwealth of Massachusetts (other than Chapter 182 of the Massachusetts General Laws) or any other state pertaining to trusts, including by way of illustration and without limitation, laws that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees, if such laws are inconsistent with the authorities and powers or limitation on liability of the Trustees set forth or referenced in this Declaration.

     (c) No provision of this Declaration shall be effective to require a waiver of compliance with any provision of the applicable federal securities statutes or regulations thereunder.

     (d) Any action commenced by a Shareholder, directly or derivatively, against the Trust or a Series or Class thereof, its Trustees or officers, shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in NY state court (the “Chosen Courts”). The Trust, its Trustees and officers, and its Shareholders (a) waive any objection to venue in any of the Chosen Courts and (b) waive any objection that any of the Chosen Courts is an inconvenient forum.

     (e) In any action commenced by a Shareholder against the Trust, any Series or any Class thereof, its Trustees or officers, or as a derivative action on behalf of the Trust, any Series or any Class thereof there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

     Section 11.5. Severability, Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision, in whole or in part, is in conflict with any applicable statute or regulation thereunder, the conflicting provision, or the conflicting part or parts thereof, shall be deemed not to constitute a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Declaration shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such provision, or such part or parts thereof, in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

     Section 11.6. Writings. To the fullest extent permitted by applicable law, except as the Trustees may otherwise determine:

     (a) any requirements in this Declaration or in the By-Laws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees provided such form is capable of conversion into a written form within a reasonable time; and

     (b) any requirements in this Declaration or in the By-Laws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

     Section 11.7. Interpretation. Each of the terms “include”, “including” and “includes”, as used in this Declaration, shall be deemed to include the phrase “without limitation”.

     IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this instrument as of the date first written above.

D-4

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

[Name]

                                             PROXY CARD

OPPENHEIMER QUEST BALANCED FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2009

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Stephanie Bullington, and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Quest Balanced Fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on May 21, 2009, at 1:00 P.M. Mountain Time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

______________________________________________

Signature                    Date

__________________________________________________________

Signature (if held jointly)               Date

__________________________________________

Title if a corporation, partnership or other entity

• FOLD HERE •

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at:

www.proxyonline.com/docs/OppenheimerQuestBalancedFund.pdf

Have your Control number available at the time you plan to login

TAGID: “TAG ID”                                                   CUSIP: “CUSIP”

PROXY CARD

OPPENHEIMER QUEST BALANCED FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2009

PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE. xx

The Board of DIRECTORS unanimously recommends a vote for ALL NOMINEES.
1. Proposal: To elect eleven Directors for the Fund:
NOMINEES:			FOR ALL (NOMINEES)	WITHHOLD FROM ALL (NOMINEES)
(01) Brian F. Wruble	(05) Mary F. Miller	(09) Joseph M. Wikler
(02) David K. Downes	(06) Joel W. Motley	(10) Peter I. Wold
(03) Mathew P. Fink	(07) Russell S. Reynolds, Jr.	(11) John V. Murphy
(04) Phillip A. Griffiths	(08) Mary Ann Tynan

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.

FOR AGAINST ABSTAIN

3(a). To approve an Amended and Restated Agreement and Declaration of Trust:

3(b). (only if proposal 3(a) is not approved) To approve an amendment to the
Fund’s combined Agreement and Declaration of Trust to permit the trustees to establish the number of trustees serving on the Board of Trustees:

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOU VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

                                             PROXY CARD

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2009

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Stephanie Bullington, and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Quest Opportunity Value Fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on May 21, 2009, at 1:00 P.M. Mountain Time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

______________________________________________

Signature                    Date

__________________________________________________________

Signature (if held jointly)               Date

__________________________________________

Title if a corporation, partnership or other entity

• FOLD HERE •

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at:

www.proxyonline.com/docs/OppenheimerQuestOpportunityValueFund.pdf

Have your Control number available at the time you plan to login

TAGID: “TAG ID”                                                   CUSIP: “CUSIP”

PROXY CARD

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2009

PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE. xx

The Board of DIRECTORS unanimously recommends a vote for ALL NOMINEES.
1. Proposal: To elect eleven Directors for the Fund:
NOMINEES:			FOR ALL (NOMINEES)	WITHHOLD FROM ALL (NOMINEES)
(01) Brian F. Wruble	(05) Mary F. Miller	(09) Joseph M. Wikler
(02) David K. Downes	(06) Joel W. Motley	(10) Peter I. Wold
(03) Mathew P. Fink	(07) Russell S. Reynolds, Jr.	(11) John V. Murphy
(04) Phillip A. Griffiths	(08) Mary Ann Tynan

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.

FOR AGAINST ABSTAIN

3(a). To approve an Amended and Restated Agreement and Declaration of
Trust:

3(b). (only if proposal 3(a) is not approved) To approve an amendment to the
Fund’s Agreement and Declaration of Trust to permit the trustees to establish the number of trustees serving on the Board of Trustees:

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOU VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

                                             PROXY CARD

OPPENHEIMER SMALL- & MID-CAP VALUE FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2009

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Stephanie Bullington, and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Small- & Mid-Cap Value Fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on May 21, 2009, at 1:00 P.M. Mountain Time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

______________________________________________

Signature                    Date

__________________________________________________________

Signature (if held jointly)               Date

__________________________________________

Title if a corporation, partnership or other entity

• FOLD HERE •

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at:

www.proxyonline.com/docs/OppenheimerSmall-&Mid-CapValueFund.pdf

Have your Control number available at the time you plan to login

TAGID: “TAG ID”                                                   CUSIP: “CUSIP”

PROXY CARD

OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2009

PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE. xx

The Board of DIRECTORS unanimously recommends a vote for ALL NOMINEES.
1. Proposal: To elect eleven Directors for the Fund:
NOMINEES:			FOR ALL (NOMINEES)	WITHHOLD FROM ALL (NOMINEES)
(01) Brian F. Wruble	(05) Mary F. Miller	(09) Joseph M. Wikler
(02) David K. Downes	(06) Joel W. Motley	(10) Peter I. Wold
(03) Mathew P. Fink	(07) Russell S. Reynolds, Jr.	(11) John V. Murphy
(04) Phillip A. Griffiths	(08) Mary Ann Tynan

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.

FOR AGAINST ABSTAIN

3(a). To approve an Amended and Restated Agreement and Declaration of
Trust:

3(b). (only if proposal 3(a) is not approved) To approve an amendment to the
Fund’s Agreement and Declaration of Trust to permit the trustees to establish the number of trustees serving on the Board of Trustees:

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOU VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.